As Filed with the Securities and Exchange Commission on October 3, 2006
                                                               File No. 33-68666
                                        Investment Company Act File No. 811-8004


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                       [ ] Pre-Effective Amendment No. __


                       [X] Post-Effective Amendment No. 70


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                            [X] Amendment No. 72


                                 ABN AMRO FUNDS
                        FORMERLY KNOWN AS ALLEGHANY FUNDS
               (Exact Name of Registrant as Specified in Charter)

                             161 NORTH CLARK STREET
                             CHICAGO, ILLINOIS 60601
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (312) 884-2139

                                -----------------

                         KENNETH C. ANDERSON, PRESIDENT
                                 ABN AMRO FUNDS
                             161 NORTH CLARK STREET
                             CHICAGO, ILLINOIS 60601
                     (Name and Address of Agent for Service)

                                    Copy to:

                                CATHY G. O'KELLY
                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

                                -----------------

It is proposed that this filing will become effective:

                  [ ] immediately upon filing pursuant to paragraph (b); or
                  [ ] On pursuant to paragraph (b); or
                  [X] 60 days after filing pursuant to paragraph (a)(1); or
                  [ ] On            pursuant to paragraph (a)(1); or
                  [ ] 75 days after filing pursuant to paragraph (a)(2); or
                  [ ] On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

                  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

         The Registrant files this Post-Effective Amendment No. 70 to amend the Registrant's registration statement to establish Class I shares for Aston/River Road Small Cap Value Fund. Certain disclosure in this filing assumes the closing of an asset purchase transaction between Highbury Financial, Inc. and ABN AMRO Asset Management Holdings, Inc. Under the asset purchase transaction, Aston Asset Management, LLC, a subsidiary of Highbury Financial, Inc., will become the investment adviser to the ABN AMRO Funds (to be rebranded the "Aston Funds"), including Aston/River Road Small Cap Value Fund. The Board of Trustees for the Aston Funds and the Aston Funds' shareholders have approved the transaction; however, Highbury Financial, Inc.'s shareholders have not yet voted to approve the transaction. If the transaction does not close, some of the information contained in this registration statement will need to be amended. The information contained in Post-Effective Amendment No. 70 relates solely to Class I shares of Aston/River Road Small Cap Value Fund and not to any other series or class.

ASTON FUNDS
CLASS I SHARES
PROSPECTUS

[DECEMBER 4, 2006]

ASTON/RIVER ROAD SMALL CAP VALUE FUND

A DIVERSIFIED, ACTIVELY MANAGED FUND FAMILY WITH AN INSTITUTIONAL
PROCESS-DRIVEN APPROACH TO INVESTING.

NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

                                        [INSERT ASTON ASSET MANAGEMENT LLC LOGO]

                                                                   TICKER SYMBOL

EQUITY FUND

Aston/River Road Small Cap Value Fund

* The Fund was formerly known as the ABN AMRO/River Road Small Cap Value Fund prior to [_________, 2006].

[INSERT ASTON MANAGEMENT LLC LOGO]

Thank you for your interest in Aston Funds. This prospectus pertains only to Class I shares of Aston/River Road Small Cap Value Fund (the "Fund").

For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" section.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
FUND SUMMARY
   Investment Objective, Principal Investment Strategies and Risks,
      Fund Performance
FUND EXPENSES
OTHER INVESTMENT STRATEGIES
PORTFOLIO HOLDINGS
INVESTMENT TERMS
MANAGEMENT OF THE FUND
   THE INVESTMENT ADVISER
   THE PORTFOLIO MANAGERS
   MANAGEMENT FEES
SHAREHOLDER INFORMATION
   Opening an Account
   Buying Shares
   Exchanging Shares
   Selling/Redeeming Shares
   Transaction Policies
   Account Policies and Dividends
   Additional Investor Services
   Compensation to Intermediaries
   Portfolio Transactions and Brokerage Commissions
DIVIDENDS, DISTRIBUTIONS AND TAXES
FINANCIAL HIGHLIGHTS
GENERAL INFORMATION

Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).

Categories of Aston Funds

Aston Funds (the "Trust") is an open-end management investment company that currently offers 25 separate investment portfolios, including equity, balanced, fixed income and money market funds; Class I shares of Aston/River Road Small Cap Value Fund are offered in this prospectus. In addition, other funds and classes are offered under separate prospectuses.

Prior to [__________, 2006], the Aston Funds were known as the ABN AMRO Funds and ABN AMRO Asset Management, Inc. ("AAAM") and its affiliates ("ABN AMRO") served as sponsor, investment adviser and administrator to each Fund of the Trust. Aston Asset Management LLC ("Aston") assumed each of these roles as of [_________, 2006]. Aston manages each Fund of the Trust by retaining one or more Subadvisers to manage each Fund.

No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:

-    the value of fund shares will fluctuate

-    you could lose money

-    you cannot be certain that a fund will achieve its investment objective

Aston/River Road Small Cap Value Fund
(Formerly ABN AMRO/River Road Small Cap Value Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies that the Subadviser believes are undervalued. The Fund considers companies with market capitalizations below $5 billion at the time of acquisition to be small cap. The Fund may also invest in mid-cap stocks, REITs, convertible securities, and foreign stocks. The Subadviser employs a value-driven, bottom-up fundamental approach that seeks to identify the following characteristics:

-    attractive valuation

-    shareholder-oriented management

-    financial strength

-    attractive business model

-    limited analyst coverage

To manage risk, the Subadviser employs a strategy of broad diversification and a strict sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

FOREIGN SECURITIES RISK: Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

- CURRENCY RISK: The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.

- POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund.

- REGULATORY RISK: In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

MANAGER RISK: The performance of the Fund is dependent upon the Adviser's skill in selecting other managers and the Subadviser's skill in making appropriate investments. As a result, the Fund may underperform the stock or fixed income market or its peers. Also, the Fund could fail to meet its investment objective.

MARKET RISK: The Fund's share price can move down in response to stock market conditions, changes in the economy or a particular company's stock price changes. An individual stock may decline in value even when the value of stocks in general is rising.

MID-CAP COMPANY RISK: Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

PORTFOLIO TURNOVER RISK: Frequent trading of the Fund's securities may result in a higher than average level of capital gains and will result in greater transaction costs to the Fund. A higher level of capital gains can result in more frequent distributions with greater income tax consequences. To the extent distributions to shareholders are made from short-term capital gains of the Fund (i.e., net capital gain on securities held by the Fund for one year or less minus any net capital losses on securities held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gain rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund's performance.

REIT RISK: REITs are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. REITs issue stocks, and most REIT stocks trade on the major stock exchanges or over-the-counter. A REIT's return may be adversely affected when interest rates are high or rising.

SMALL-CAP COMPANY RISK: Investing in securities of small-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies.

VALUE STYLE RISK: Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund's return may be adversely affected during market downturns and when value stocks are out of favor.

FUND PERFORMANCE

The Fund is new and does not have a full calendar year of operations. Performance information since the Fund's inception can be found in the Fund's semi-annual report.

Fund Expenses

As an investor in the Fund, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES

As a benefit of investing in the Fund, you do not incur any sales loads, exchange fees, or redemption fees.

ANNUAL FUND OPERATING EXPENSES

Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from the Fund's assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

                                                                    TOTAL                NET
                                           MANAGEMENT     OTHER    EXPENSE     FEE     EXPENSE
                  FUND                        FEES      EXPENSES    RATIO    WAIVERS    RATIO
                  ----                     ----------   --------   -------   -------   -------
Aston/River Road Small Cap Value Fund(a)      0.90%       0.22%     1.12%     0.00%    1.12%(b)(c)

(a) The Fund offers two classes of shares that invest in the same portfolio of securities. Shareholders of Class I shares are not subject to a 12b-1 distribution plan; shareholders of Class N shares are subject to a 12b-1 distribution plan; therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relates only to Class I shares, which are offered in this prospectus. Class N shares are offered in a separate prospectus.

(b) The ratio shown reflects the Adviser's contractual undertaking to waive its management fees and/or reimburse expenses exceeding the limit shown. The Adviser is contractually obligated to waive management fees and/or reimburse expenses through February 28, 2008 at the rate shown in the table.

(c)  Expenses are estimated for the current fiscal year.

EXAMPLE

This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same. The example is for comparison purposes only and does not represent a Fund's actual or future expenses and returns.

                FUND                  1 YEAR   3 YEARS
                ----                  ------   -------
Aston/River Road Small Cap Value(a)     $__      $___

----------
(a)  Includes one year of capped expenses in each period.

Other Investment Strategies

The investment policies of the Fund relating to the type of securities in which 80% of the Fund's assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' notice of such changes.

In addition to the principal investment strategies described in the Fund summary, there may be times when the Fund uses secondary investment strategies in seeking to achieve investment objectives. These strategies may involve additional risks and apply to the Fund unless otherwise indicated. Please refer to the Principal Investment Strategies section applicable to the Fund as well as related definitions of in the Investment Terms section.

ADRS/EDRS/GDRS

The Fund may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts ("ADRs"), which are traded on U.S. exchanges and are U.S. dollar-denominated, European Depositary Receipts ("EDRs"), which are traded on European exchanges and may not be denominated in the same currency as the security they represent, and Global Depositary Receipts ("GDRs"), which are issued globally and evidence a similar ownership arrangement.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, the Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than they would have with a sponsored ADR.

COMMERCIAL PAPER

Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933. Section 4(2) paper is generally sold to an institutional investor, such as the Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

CONVERTIBLE SECURITIES

Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.

DEFENSIVE STRATEGY

There may be times when a Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although the Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

DERIVATIVES

The Fund may engage in derivatives for hedging purposes, to maintain liquidity or in anticipation of changes in portfolio composition. The Fund will not engage in derivative investments purely for speculative purposes. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. The Fund may realize a loss if interest rates, security prices or indices move in the opposite direction than the Subadviser anticipates.

OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other investment companies, including exchange-traded funds ("ETFs") and closed-end funds. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company's fees and expenses as well as their share of the Fund's fees and expenses.

PREFERRED STOCKS

Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets, but are subordinate to the claims of all creditors.

REPURCHASE AGREEMENTS

Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, the Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

RULE 144A SECURITIES

Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933. Investing in Rule 144A securities may increase the illiquidity of a Fund's investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities, Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. GOVERNMENT SECURITIES

These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market price for such securities which can fluctuate.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information ("SAI") and on our Web site at www.astonfunds.com.

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

BOTTOM-UP INVESTING. An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

COMMERCIAL PAPER. Short-term fixed income securities issued by banks, corporations and other borrowers.

DIVERSIFICATION. The practice of investing in a broad range of securities to reduce risk.

EQUITY SECURITIES. Ownership interests in corporations and other entities, such as: common stocks, preferred stocks, convertible securities, rights and warrants.

EXPENSE RATIO. A fund's cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

INVESTMENT OBJECTIVE. The goal that an investor and a mutual fund seek together. Examples include current income, long-term capital growth, etc.

ISSUER. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

MANAGEMENT FEE. The amount that a mutual fund pays to the investment adviser for its services.

MARKET CAPITALIZATION. Value of a corporation or other entity as determined by the market price of its securities.

MID-CAP STOCKS. Stocks issued by mid-sized companies. A mid-cap company is defined as one with a market capitalization between $5 billion and $10 billion.

MONEY MARKET SECURITIES. Short-term fixed income securities of federal and local governments, banks and corporations.

MUTUAL FUND. An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV). The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

NO-LOAD FUND. A mutual fund whose shares are sold without a sales charge and without a 12b-1 fee of more than 0.25% per year.

REIT. A publicly traded entity that invests in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. Most REITs trade on major stock exchanges or over-the-counter.

REPURCHASE AGREEMENTS (REPOS). Transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day.

RISK/REWARD TRADE-OFF. The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

RUSSELL 2000 VALUE INDEX. An unmanaged index comprised of securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

SMALL-CAP STOCKS. Stocks issued by smaller companies. A small-cap company is defined as one with a market capitalization of less than $5 billion.

TOTAL RETURN. A measure of a fund's performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

VALUE STYLE INVESTING. An investing approach that involves buying stocks that are out of favor and/or undervalued compared to their peers. Generally, value stock valuation levels are lower than growth stock valuation levels.

YIELD. A measure of net income (dividends and interest) earned by the securities in the fund's portfolio, less the fund's expenses, during a specified period. A fund's yield is expressed as a percentage of the maximum offering price per share on a specified day.

Management of the Fund

THE INVESTMENT ADVISER

ASTON ASSET MANAGEMENT LLC

Aston Asset Management LLC ("Aston" or "Adviser"), 161 N. Clark Street, 12th Floor, Chicago, Illinois 60601, is the investment adviser to the Fund. Aston, a majority owned subsidiary of Highbury Financial Inc., was formed for the purpose of acquiring the mutual fund business of ABN AMRO.

Aston was formed in April 2006. As of ____, 2006, Aston had approximately $____in assets under management as a result of the acquisition of ABN AMRO's mutual fund and separately managed account business.

Aston intends to manage the Fund by engaging River Road Asset Management, LLC ("River Road" or "Subadviser") as the Subadviser to manage the day-to-day operations of the Fund.

GENERAL

As the investment adviser to the Fund, Aston is paid an annual management fee based on the average daily net assets of the Fund. Out of its fee, Aston pays the Subadviser of the Fund. The Fund's gross management fee, as a percentage of net assets, is 0.90%. For the fiscal year ended October 31, 2006, River Road, an ABN AMRO entity, served as investment adviser to the Fund. For its advisory services to the Fund during the fiscal year ended October 31, 2006, River Road received [__]% of net assets from the Fund, taking into account fee waivers then in effect.

The investment advisory agreement with Aston may be terminated at any time by the Fund or Aston upon 60 days' written notice to the other party. The Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities.

A discussion regarding the Board's basis for approving the investment advisory and subadvisory agreements is available in the shareholder report dated October 31, 2006.

THE SUBADVISER

The accompanying information highlights River Road and its portfolio managers.

River Road Asset Management, LLC, Meidinger Tower, Suite 1600, 462 South Fourth Street, Louisville, Kentucky 40202, was founded in 2005 and is partially owned by ABN AMRO Asset Management Holdings, Inc. As of ____________, 2006, River Road managed approximately $___ billion in assets.

PORTFOLIO MANAGERS

James C. Shircliff, CFA          Portfolio Manager since the Fund's inception
                                 and CEO and Chief Investment Officer of River
                                 Road. Mr. Shircliff was formerly employed as
                                 Portfolio Manager and Director of Research for
                                 Commonwealth SMC (SMC Capital, Inc.) from
                                 1998-2005. Additionally, Mr. Shircliff has
                                 served as Special Situations Analyst and Fund
                                 Manager for Oppenheimer Management and Partner
                                 and Director of Research for Southeastern Asset
                                 Management. Mr. Shircliff has more than 30
                                 years of investment management experience. He
                                 received his BS from the University of
                                 Louisville and holds the Chartered Financial
                                 Analyst designation.

R. Andrew Beck                   Portfolio Manager since the Fund's inception
                                 and President of River Road. Mr. Beck was
                                 formerly employed as Senior Vice President and
                                 Portfolio Manager for Commonwealth SMC (SMC
                                 Capital, Inc.) from 1999-2005. Mr. Beck
                                 received his BS from the University of
                                 Louisville and his MBA from Babson College.

Henry W. Sanders, III, CFA       Portfolio Manager since the Fund's inception
                                 and Executive Vice President of River Road. Mr.
                                 Sanders was formerly employed as Senior Vice
                                 President and Portfolio Manager for
                                 Commonwealth SMC from 2002-2005. Additionally,
                                 Mr. Sanders has served as President for Bridges
                                 Capital Management and Vice President for
                                 PRIMCO Capital Management. He received his BS
                                 from Bellarmine University, his MBA from Boston
                                 College and holds the Chartered Financial
                                 Analyst designation.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio manager and the portfolio managers' ownership of securities in the Fund is available in the SAI.

RELATED PERFORMANCE

The following is a composite of small cap equity accounts managed by the portfolio managers of Aston/River Road Small Cap Value Fund (the "Managed Accounts"). As of January 31, 2006, the Managed Accounts had assets of $36 million and is related to the management of River Road. The performance of the Managed Accounts prior to April 1, 2005 occurred while the portfolio managers were employed by other investment advisers. The investment objectives, policies and strategies of Aston/River Road Small Cap Value Fund are substantially similar to those of the Managed Accounts.

TOTAL RETURN

       Managed   Russell 2000    Russell 2000
       Account     Index(a)     Value Index(a)
       -------   ------------   --------------
1998    14.77%       -6.45%          -2.55%
1999    -4.57        -1.49           21.26
2000    -2.05        22.83           -3.02
2001    22.59        14.02            2.49
2002     7.72       -11.43          -20.48
2003    34.86        46.03           47.25
2004    33.81        22.25           18.33
2005    12.87         4.71            4.55

                           AVERAGE ANNUAL TOTAL RETURN
                    (For the periods ended December 31, 2005)

                     Managed   Russell 2000    Russell 2000
                     Account     Index(a)     Value Index(a)
                     -------   ------------   --------------
One Year              12.87%        4.71%           4.55%
Three Year            26.76        23.18           22.13
Five Year             21.88        13.55            8.22
Since Inception(b)    14.16         9.96            6.87

(a) Each index reflects the total return of securities comprising the index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for each index do not reflect deduction of transaction costs or expenses, including management fees.

(b)  Composite's inception: January 1, 1998

The composite rate of return is market-weighted reflecting the relative size of each eligible account, at the beginning of the relevant period. Performance figures reflected are net of management fees and net of all expenses, including transaction costs and commissions. Results include the reinvestment of dividends and capital gains.

The performance of the Managed Accounts does not represent the historical performance of Aston/River Road Small Cap Value Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size, diversification of securities, timing of purchases and sales, and availability of cash for new investment. If the Fund's fees and expenses had been used in calculating the composite performance, the performance of the composite would have been lower. In addition, the Managed Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the "1940 Act"), and the Internal Revenue Code of 1986, as amended, which if applicable, may have adversely affected the performance results of the Managed Accounts. The results for different products may vary.

Shareholder Information

OPENING AN ACCOUNT

-    Read this prospectus carefully.

- Determine how much you want to invest. The minimum initial investment requirement for Class I shares of the Fund is $1 million. There is no subsequent investment minimum.

- Balances can be aggregated to meet the minimum initial investment requirements for the accounts of:

     -    clients of a financial consultant

     - immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws)

     -    a corporation or other legal entity

-    Minimum initial investment requirements may be waived:

     - for affiliates, Trustees and employees of the Adviser or their affiliated companies with a "letter of intent." This letter would explain how the investor/financial consultant would purchase shares over a Board-approved specified period of time to meet the minimum investment requirement.

- Purchase, exchange and redemption requests received and processed before 4:00 ET receive that business day's closing NAV. Trades received and processed after 4:00 ET receive the following business day's NAV.

- Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the "Purchase, Exchange and Redemption Authorization" section of the account application to establish your account privileges and to avoid any delay and inconvenience of having to request these in writing at a later date.

-    Make your initial investment using the following table as a guideline.

- All account openings and subsequent investment requests must be in "good order."

BUY, EXCHANGE AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN

-    The account number and Fund name are included.

-    The amount of the transaction is specified in dollars or shares.

- Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable.

-    Any required Medallion Signature Guarantees are included.

- Other supporting legal documents (as necessary) are present, including such Requirements for Written Requests as described later in this Shareholder Information section.

                                                  TO ADD TO AN ACCOUNT NO
                                                  MINIMUM FOR SUBSEQUENT
BUYING SHARES          TO OPEN AN ACCOUNT         INVESTMENTS)
-------------          -------------------------  ------------------------------
BY MAIL                -    Complete and sign     -    Return the investment
                            your application.          slip from a statement
ASTON FUNDS                                            with your check in the
P.O. BOX 9765          -    Make your check            envelope provided and
PROVIDENCE, RI  02940       payable to Aston           mail to us at the address
                            Funds and mail to us       at the left.
OVERNIGHT DELIVERY          at the address at
                            the left.             -    We accept checks, bank
ASTON FUNDS                                            drafts, money orders,
101 SABIN STREET       -    We accept checks,          wires and ACH for
PAWTUCKET, RI  02860        bank drafts, money         purchases (see "Other
                            orders, wires and          Features" as described
                            ACH for purchases.         later in this Shareholder
                            Checks must be drawn       Information section).
                            on U.S. banks to           Checks must be drawn on
                            avoid any fees or          U.S. banks. There is a
                            delays in                  minimum $20 charge for
                            processing.                returned checks.

                       -    We do not accept      -    Give the following
                            travelers,                 wire/ACH information to
                            temporary,                 your bank:
                            post-dated, credit
                            card courtesy,             Mellon Trust of New
                            second or third            England
                            party checks (which        ABA #01-10-01234
                            are checks made            For: Aston Funds
                            payable to someone         A/C 140414
                            other than the             FBO "Aston Fund Number"
                            Fund).                     "Your Account Number"

                                                  -    Include your name,
                                                       account number, taxpayer
                                                       identification number or
                                                       social security number,
                                                       address and the Fund(s)
                                                       you wish to purchase in
                                                       the wire instructions.

                                                  -    We do not accept
                                                       travelers, temporary,
                                                       post-dated, credit card
                                                       courtesy, second or third
                                                       party checks (which are
                                                       checks made payable to
                                                       someone other than the
                                                       Fund).

                                                  -    For your protection, our
                                                       current internet
                                                       capabilities allow you to
                                                       check balances and
                                                       transfer monies only
                                                       between Aston Funds.
                                                       Please contact us via
                                                       mail with a signed letter
                                                       of instruction for all
                                                       other changes to your
                                                       account.

                                                  TO ADD TO AN ACCOUNT NO
                                                  MINIMUM FOR SUBSEQUENT
BUYING SHARES          TO OPEN AN ACCOUNT         INVESTMENTS)
-------------          -------------------------  ------------------------------
BY PHONE               -    Obtain the Fund and   -    Verify that your bank or
                            account number by          credit union is a member
800 992-8151                calling Aston Funds        of the ACH.
                            at the number at the
                            left.                 -    To place your request
                                                       with an Investor Services
                       -    Instruct your bank         Associate, call between 9
                            (who may charge a          a.m. and 7 p.m. ET,
                            fee) to wire or ACH        Monday - Friday.
                            the amount of your
                            investment.           -    You should complete the
                                                       "Bank Account
                       -    Give the following         Information" section on
                            wire/ACH information       your account application.
                            to your bank:
                                                  -    When you are ready to add
                            Mellon Trust of New        to your account, call
                            England                    Aston Funds and tell the
                            ABA #01-10-01234           representative the Fund
                            For: Aston Funds           name, account number, the
                            A/C 140414                 name(s) in which the
                            FBO "__________ Fund       account is registered and
                            Number"                    the amount of your
                            "Your Account              investment.
                            Number"
                                                  -    Instruct your bank (who
                       -    Return your                may charge a fee) to wire
                            completed and signed       or ACH the amount of your
                            application to:            investment.

                            Aston Funds           -    Give the following
                            P.O. Box 9765              wire/ACH information to
                            Providence, RI 02940       your bank:
                                                       Mellon Trust of New
                                                       England
                                                       ABA #01-10-01234
                                                       For: Aston Funds
                                                       A/C 140414
                                                       FBO "__________ Fund
                                                       Number"
                                                       "Your Account Number"

                                                       Include your name,
                                                       account number, taxpayer
                                                       identification number or
                                                       social security number,
                                                       address and the Fund you
                                                       wish to purchase in the
                                                       wire instructions.

BY INTERNET            -    Download the          -    Verify that your bank or
WWW.ASTONFUNDS.COM          appropriate account        credit union is a member
                            application(s) from        of the ACH.
                            our Web site.
                                                  -    Complete the "Purchase,
                       -    Complete and sign          Exchange and Redemption
                            the application(s).        Authorization" section of
                            Make your check            your account application.
                            payable to Aston
                            Funds and mail it to  -    Self-register for online
                            the address under          account access at
                            "By Mail" above.           www.astonfunds.com. Your
                                                       social security number or
                                                       employee identification
                                                       number, account number
                                                       and other security
                                                       validity information will
                                                       be required.

                                                  -    When you are ready to add
                                                       to your account, access
                                                       your account through
                                                       Aston Funds' Web site and
                                                       enter your purchase
                                                       instructions in the
                                                       highly secure area for
                                                       shareholders only called
                                                       "Account Access." ACH
                                                       purchases on the Internet
                                                       may take 3 to 4 business
                                                       days.

EXCHANGING SHARES

After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading (which may subject you to a redemption fee) and may be difficult to implement in times of drastic market changes.

HOW DOES AN EXCHANGE TAKE PLACE?

When you exchange your shares, you authorize the sale of your shares in one Fund to purchase shares of another Fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for you if the shares are not held in a tax deferred account and may subject you to a redemption fee.

You can exchange shares from one Aston Fund to another within the same class of shares.

(For example, from Aston/River Road Small Cap Value Fund's Class I shares to Aston/ABN AMRO Growth Fund Class I shares.) All exchanges to open new fund accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For federal income tax purposes, in non-retirement accounts, each exchange into a different Fund is treated as a sale and a new purchase.

The Fund reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in "good order."

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. The following table shows guidelines for selling shares.

SELLING SHARES         DESIGNED FOR...               TO SELL SOME OR ALL OF YOUR SHARES...
--------------------   ---------------------------   -----------------------------------------------
BY MAIL                -    Accounts of any type     -    Write and sign a letter of instruction
                                                          indicating the Fund name, Fund number,
                                                          your account number, the name(s) in which
ASTON FUNDS            -    Sales or redemptions          the account is registered and the dollar
P.O. BOX 9765               of any size                   value or number of shares you wish to
PROVIDENCE, RI 02940                                      sell.

OVERNIGHT DELIVERY     -    (For redemptions over    -    Include all signatures and any additional
                            $50,000, please see           documents that may be required (see
ASTON FUNDS                 Medallion Signature           "Selling Shares in Writing" in the next
101 SABIN STREET            Guarantee on the next         section). Signatures must be in original
PAWTUCKET, RI 02860         page)                         form, as photocopies are not accepted.

                                                     -    Mail to us at the address at the left.

                                                     -    A check will be mailed to the name(s) and
                                                          address in which the account is
                                                          registered. If you would like the check
                                                          mailed to a different address, you must
                                                          write a letter of instruction and have it
                                                          Medallion Signature Guaranteed.

                                                     -    Proceeds may also be sent by wire or ACH
                                                          (see "Other Features" later in this
                                                          Shareholder Information section).

BY PHONE               -    Non-retirement           -    For automated service 24 hours a day using
                            accounts                      your touch-tone phone, call us at the
800 992-8151                                              number to the left.
                       -    Sales of up to $50,000
                            (for accounts with       -    To place your request with an Investor
                            telephone account             Services Associate, call between 9 a.m.
                            privileges)                   and 7 p.m. ET, Monday - Friday.

                                                     -    A check will be mailed to the name(s) and
                                                          address in which the account is
                                                          registered. If you would like the check
                                                          mailed to a different address, you must
                                                          write a letter of instruction and have it
                                                          Medallion Signature Guaranteed.

                                                     -    Proceeds may also be sent by wire or ACH
                                                          (see "Other Features" later in this
                                                          Shareholder Information section).

                                                     -    The Fund reserves the right to refuse any
                                                          telephone sales request and may modify the
                                                          procedures at any time. The Fund makes
                                                          reasonable attempts to verify that
                                                          telephone instructions are genuine, but
                                                          you are responsible for any loss that you
                                                          may incur from telephone requests.

SELLING SHARES         DESIGNED FOR...               TO SELL SOME OR ALL OF YOUR SHARES...
--------------------   ---------------------------   -----------------------------------------------
BY INTERNET            -    Non-retirement           -    Complete the "Purchase, Exchange and
                            accounts                      Redemption Authorization" section of your
WWW.ASTONFUNDS.COM                                        account application.

                                                     -    Self-register for online account access at
                                                          www.astonfunds.com. Your social security
                                                          number or employee identification number,
                                                          account number and other security validity
                                                          information will be required.

                                                     -    When you are ready to redeem a portion of
                                                          your account, access your account through
                                                          Aston Funds' Web site and enter your
                                                          redemption instructions in the highly
                                                          secure area for shareholders only called
                                                          "Account Access." A check for the proceeds
                                                          will be mailed to you at the address of
                                                          record.

                                                     -    Proceeds may also be sent by wire or ACH
                                                          (see "Other Features" later in this
                                                          Shareholder Information section).

SELLING SHARES IN WRITING

In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below.

WE REQUIRE MEDALLION SIGNATURE GUARANTEES IF:

-    your address of record has changed within the past 30 days

-    you are selling more than $50,000 worth of shares

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)

WHAT IS A MEDALLION SIGNATURE GUARANTEE?

A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A MEDALLION SIGNATURE GUARANTEE.

SELLER                           REQUIREMENTS FOR WRITTEN REQUESTS
------------------------------   -----------------------------------------------
Owners of individual, joint,     -    Letter of instruction
sole proprietorship,
UGMA/UTMA, or general partner    -    On the letter, the signatures and titles
accounts                              of all persons authorized to sign for the
                                      account, exactly as the account is
                                      registered, must be in original form, as
                                      photocopies are not accepted

                                 -    MEDALLION SIGNATURE GUARANTEE, if
                                      applicable (see previous page for more
                                      details)

Owners of corporate or           -    Letter of instruction
association accounts
                                 -    Corporate resolution certified within the
                                      past 12 months

                                 - On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted

                                 -    MEDALLION SIGNATURE GUARANTEE, if
                                      applicable (see previous page for more
                                      details)

Owners or trustees of trust      -    Letter of instruction
accounts
                                 -    On the letter, the signature of the
                                      trustee(s) must be in original form, as
                                      photocopies are not accepted

                                 -    If the names of all trustees are not
                                      registered on the account, a copy of the trust document certified within the past
                                      12 months

                                 -    MEDALLION SIGNATURE GUARANTEE, if
                                      applicable (see previous page for more
                                      details)

Joint tenancy shareholders       -    Letter of instruction signed by the
whose co-tenants are deceased         surviving tenant must be in original form,
                                      as photocopies are not accepted

                                 -    Copy of death certificate

                                 -    MEDALLION SIGNATURE GUARANTEE, if
                                      applicable (see previous page for more
                                      details)

Executors of shareholder         -    Letter of instruction signed by executor
estates                               must be in original form, as photocopies
                                      are not accepted

                                 -    Copy of order appointing executor

                                 -    MEDALLION SIGNATURE GUARANTEE, if
                                      applicable (see previous page for more
                                      details)

Administrators, conservators,    -    Call 800 992-8151 for instructions
guardians and other sellers or
account types not listed above

IRA accounts                     -    IRA distribution request form completed
                                      and signed. Call 800 992-8151 for a form,
                                      or download a form from our website,
                                      www.astonfunds.com.

In addition to the situations described above, Aston Funds may require Medallion Signature Guarantees in other circumstances based on the amount of redemption request or other factors.

OTHER FEATURES

The following other features are also available to buy and sell shares of the Fund.

WIRE. To purchase and sell shares via the Federal Reserve Wire System:

- You must authorize Aston Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.

- To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

- For accounts with existing wire instructions, wire redemptions may be placed over the phone. However, any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your Aston Funds account(s):

- You must authorize Aston Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.

- Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.

- There is no fee to your account for this transaction and generally, no fee from your bank.

REDEMPTIONS IN KIND

The Fund has elected, under Rule 18f-1 under the 1940 Act to pay sales proceeds in cash up to $250,000 or 1% of the Fund's total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of the Fund. This is called a "redemption in kind." You may pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. Redemptions in kind are taxable events for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

INVOLUNTARY CONVERSIONS

To reduce expenses, we may transfer your account to a different class if its value falls below the minimum initial investment. Unless you did not meet them minimum initial investment, we will give you 30 days notice before we convert your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above the minimum initial investment to avoid transferring your account to a different class. We will not convert fund positions in IRAs, custodial accounts for minors, or in cases where the Board has approved a "letter of intent." Redemption fees will not be assessed on involuntary conversions.

TRANSACTION POLICIES

CALCULATING SHARE PRICE

When you buy, exchange or sell shares, the net asset value (NAV) next determined is used to price your purchase or sale. The NAV for each share class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange, Inc. (NYSE) (typically 4 p.m. Eastern Time (ET)) by dividing a class's net assets by the number of its shares outstanding. Currently, the Fund observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted and periodically reviewed by the Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. The Board of Trustees receives a report of any actions taken under the Fund's fair valuation procedures.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees.

EXECUTION OF REQUESTS

The Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after Aston Funds or an authorized broker or designee receives your mail, telephone or Internet request in "good order." Purchase orders and redemption requests must be received by the close of regular trading on the NYSE (typically 4 p.m. (ET)) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in "good order." Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Fund.

Shares of Aston Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

The Fund may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Aston Funds reserve the right to:

- refuse any purchase or exchange of shares if it could adversely affect the Fund or its operations;

-    suspend the offering of Fund shares;

- change the initial and additional investment minimums or to waive these minimums for any investor;

- delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned;

-    change, withdraw or waive various services, fees and account policies.

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires Aston Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

SHORT-TERM AND EXCESSIVE TRADING

The Fund is designed for long-term investors. The Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Fund may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for the Fund if it invests in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small cap securities). Thus, such trading may negatively impact the Fund's NAVs and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Fund's Board of Trustees has adopted policies and procedures which seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Fund. These policies and procedures include the following:

- The Fund has adopted certain fair valuation practices intended to protect the Fund from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices;

-    The Fund reserves the right to:

     - Reject any purchase, including exchange purchases, that could adversely affect the Fund or its operations;

     - Limit, impose charges upon, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Fund;

     - Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term trading or excessive trading;

     - Permanently prevent future purchases and exchanges from occurring in accounts where short-term trading or excessive trading is apparent.

In making the determination to exercise these rights, the Fund may consider an investor's trading history in the Fund and accounts under common ownership or control. The Fund seeks to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Fund. Accordingly, the Fund uses certain materiality and volume thresholds in applying the policies and procedures, but otherwise seek to apply the policies and procedures uniformly to all shareholders other than those who hold shares through omnibus accounts. While the Fund notifies intermediaries of and requests that they enforce these policies and procedures, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund's policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement them in the same manner as the other Aston Funds due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders. The Fund reserves the right to limit an intermediary's future access to the Fund, up to and including termination of the Selling Agreement held with said intermediary. There is no assurance that the Fund's policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

ACCOUNT POLICIES AND DIVIDENDS

ACCOUNT STATEMENTS

In general, you will receive quarterly account statements. In addition, you will also receive account statements:

- after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans);

-    after any change of name or address of the registered owner(s).

Aston Funds may charge a fee for certain services, such as providing historical account documents.

MAILINGS TO SHAREHOLDERS

To help reduce Fund expenses and environmental waste, Aston Funds combines mailings for multiple accounts going to a single household by delivering Fund financial reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.

DISTRIBUTIONS

The Fund distributes income dividends and net capital gains distributions. Income dividends represent the earnings from the Fund's investment less its expenses; capital gains generally occur when the Fund sells a portfolio security for more than the original purchase price.

DIVIDENDS

The Fund will pay and declare dividends quarterly and generally distribute capital gains at least once a year, generally in December.

DIVIDEND REINVESTMENTS

Many investors have their dividends and distributions reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

UNCASHED CHECKS

Checks should be cashed upon receipt, as we will not pay interest on uncashed checks.

ADDITIONAL INVESTOR SERVICES

ASTON FUNDS WEB SITE

Aston Funds maintains a Web site located at www.astonfunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and the Fund's NAVs through our Web site. Self-register for online account access at www.astonfunds.com. Your social security number or employee identification number, account number and other security validity information will be required. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

Aston Funds has procedures in place to try to prevent unauthorized access to your account information. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

COMPENSATION TO INTERMEDIARIES

In addition to distribution and service fees paid by the Fund, the Adviser or its affiliates compensate many intermediaries that distribute and/or service investors in the Fund for various services out of their own assets and not as an additional charge to the Fund. These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Fund over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries. These payments include intercompany payments between the Adviser and their affiliates.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Fund attempts to obtain the best possible price and most favorable execution of transactions in its portfolio securities. There may be times when the Fund may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Adviser generally determines in good faith if the commission paid was reasonable in relation to the services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the Adviser considers a broker-dealer's reliability, the availability of research, the quality of its execution services and its financial condition.

Dividends, Distributions and Taxes

Certain tax considerations may apply to your investment in an Aston Fund. If you have any tax-related questions relating to your own investments, please consult your tax adviser. Further information regarding the federal income tax consequences of investing in the Fund is included in the SAI.

TAXES

For federal income tax purposes:

- The Fund will pay and declare dividends quarterly and generally distribute capital gains at least once a year, generally in December. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

- The tax treatment of dividends and distributions is the same whether you reinvest the distributions or elect to receive them in cash. You will receive a statement with the federal income tax status of your dividends and distributions for the prior year by January 31.

- Distributions of any net investment income, other than "qualified dividend income," are taxable to you as ordinary income.

- Distributions of "qualified dividend income" (i.e., generally dividends received by the Fund from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other non-corporate investors in the Fund at rates applicable to long-term capital gains, provided certain holding period requirements contained in the Internal Revenue Code are satisfied. Dividends received by the Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by the Fund.

- Distributions declared in October, November or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

- Distributions of net long-term capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held the shares of the Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you have held shares of the Fund.

- When you sell or exchange shares in a non-retirement account, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss may generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss taxable at ordinary federal income tax rates. You are responsible for any tax liabilities generated by your transactions.

- If you do not provide Aston Funds with the complete and correct taxpayer identification information and required certification, or if the IRS so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.

- If you purchase shares of the Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend."

- If the Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may be able to claim an offsetting tax credit or deduction depending on your particular circumstances.

Financial Highlights

The Fund's Class I shares are new and do not have an operating history. Information for the Fund's Class I shares will be included in the Fund's next annual or semi-annual report.

General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference and dated [December 4, 2006], as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Fund.

HOW TO OBTAIN REPORTS

Contacting Aston Funds

You can get free copies of the reports and SAI, request other information and get answers to your questions about the Fund by contacting:

Address:  Aston Funds
          P.O. Box 9765
          Providence, RI 02940

Phone:    Shareholder Services & Fund Literature 800 992-8151
          Investment Advisor Services            800 597-9704

Web site: www.astonfunds.com

Obtaining Information from the SEC

You can visit the EDGAR database on the SEC's Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Fund at the SEC's Public Reference Room in Washington D.C. To find out more about the Public Reference Room, you can call the SEC at 202 551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

                                   ASTON FUNDS

                                 CLASS I SHARES

                      Aston/River Road Small Cap Value Fund
                                  (The "Fund")

  *The Fund was formerly known as the ABN AMRO/River Road Small Cap Value Fund prior to [________, 2006].

                       STATEMENT OF ADDITIONAL INFORMATION
                               [DECEMBER 4, 2006]

     This Statement of Additional Information dated [December 4, 2006] ("SAI") provides supplementary information pertaining to shares representing interests in Class I shares of Aston/River Road Small Cap Value Fund, one of twenty-five available investment portfolios of Aston Funds, formerly known as ABN AMRO Funds (the "Trust").

     This Statement of Additional Information is not a Prospectus and should be read only in conjunction with the Fund's current Prospectus dated [December 4, 2006], as amended or supplemented from time to time. No investment in the Fund should be made without first reading the Prospectus.

     This SAI is incorporated by reference to the Prospectus.

     You may obtain a Prospectus at no charge by contacting the Trust at ASTON FUNDS, P.O. BOX 9765, PROVIDENCE, RI 02940 OR 800-992-8151.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUND.................................................................

INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS................

INVESTMENT RESTRICTIONS..................................................

NON-FUNDAMENTAL INVESTMENT POLICIES......................................

TRUSTEES AND OFFICERS OF THE TRUST.......................................

PROXY VOTING POLICIES AND PROCEDURES.....................................

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................

INVESTMENT ADVISORY AND OTHER SERVICES...................................
   The Investment Adviser................................................
   The Subadviser........................................................
   The Administrator.....................................................
   The Subadministrator..................................................
   Subadministration Fees................................................
   The Distributor.......................................................
   The Distribution Plan.................................................
   Custodian.............................................................
   Transfer Agent and Dividend Paying Agent..............................
   Counsel and Independent Registered Public Accounting Firm.............

BROKERAGE ALLOCATION AND OTHER PRACTICES.................................

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.........................

DISCLOSURE OF PORTFOLIO HOLDINGS.........................................

DESCRIPTION OF SHARES....................................................

NET ASSET VALUE..........................................................

REDEMPTIONS-IN-KIND......................................................

DIVIDENDS................................................................

FEDERAL INCOME TAXES.....................................................

PERFORMANCE INFORMATION..................................................

FINANCIAL STATEMENTS.....................................................

OTHER INFORMATION........................................................

APPENDIX A...............................................................

APPENDIX B...............................................................

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    THE FUND

     Aston Funds (the "Trust"), 161 North Clark Street, Chicago, Illinois 60601-3294, is a no-load open-end management investment company. The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a series of the Trust, which was formed as a Delaware statutory trust on September 10, 1993. Prior to [__________, 2006,] the Trust was known as "ABN AMRO Funds."

            INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS

     The following supplements the information contained in the Prospectus concerning the investment objectives, strategies and risks of investing in the Fund. Except as otherwise stated below or in the Prospectus, the Fund may invest in the portfolio investments included in this section. The investment practices described below, except as further set forth in "Investment Restrictions" are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

     ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interest in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market. EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in non-U.S. securities markets. Generally, depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BORROWING

     The Fund may not borrow money or issue senior securities, except as described in this paragraph or as described in "Investment Restrictions." Any policy under "Investment Restrictions" which contradicts policies described in this paragraph governs the Fund's policy on borrowing. The Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. The Fund may not mortgage, pledge or hypothecate any assets, except that the Fund may do so in connection with borrowings for temporary purposes in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund. The Fund may also borrow money for extraordinary purposes or to facilitate redemptions in amounts up to 25% of the value of total assets. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

CONVERTIBLE SECURITIES

     Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

DERIVATIVE INVESTMENTS

     The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. As is the case with other types of investments, the Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of the derivative instrument and the Fund's overall portfolio.

     The Fund may use derivative instruments for hedging purposes, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in the Fund's Prospectus. The Fund will not engage in derivative investments purely for speculative purposes. The Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Subadviser to be consistent with the Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Fund's other portfolio investments.

     Where not specified, investment limitations with respect to the Fund's derivative instruments will be consistent with the Fund's existing percentage limitations with respect to its overall investment policies and restrictions. While not the fundamental policy, the total of all instruments deemed derivative in nature by the Subadviser will not exceed 20% of total assets for the Fund; however, as this policy is not fundamental, it may be changed from time to time when deemed appropriate by the Board of Trustees. The types of derivative securities in which the Fund is permitted to invest include, but are not limited to, forward commitments, futures contracts, options, and swap agreements. Their respective policies and risks are described in this section. Whenever the Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

EQUITY SECURITIES

     Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer's business. The following describes various types of equity securities in which the Fund invests.

     COMMON STOCKS

     Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings may influence the value of its common stock.

     PREFERRED STOCKS

     Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may treat such redeemable preferred stock as a fixed income security.

     WARRANTS AND RIGHTS

     Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.

     Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

     Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

     A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

     The following describes various types of fixed income securities in which the Fund may invest.

     TREASURY SECURITIES

     Treasury securities are direct obligations of the federal government of the U.S. Treasury securities are generally regarded as having the lowest credit risks.

     AGENCY SECURITIES

     Agency securities are issued or guaranteed by a federal agency or other government sponsored entity ("GSE") acting under federal authority. The U.S. supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

     The Fund treats mortgage-backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage-backed securities.

     CORPORATE DEBT SECURITIES

     Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

     In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

     COMMERCIAL PAPER

     Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.

     DEMAND INSTRUMENTS

     Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

     POOLED VEHICLES

     The Fund may invest in debt securities indirectly through pooled products typically organized as trust structures (e.g., TRAINS and TRACERS) and typically sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). TRAINS, TRACERS and similar products contain a basket of debt securities that are designed to provide broad credit exposure in a single product. The Fund will incur transaction costs associated with such products and may be subject to credit risk of the sponsoring entity.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Many international equity securities in which the Fund may invest will be traded in foreign currencies. The Fund may engage in certain foreign currency transactions, such as forward foreign currency exchange contracts, to guard against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of particular foreign currencies. In addition, the Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. The

Fund may use such securities for hedging purposes only. The Fund will not engage in such investments purely for speculative purposes.

     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. In the case of a forward foreign currency exchange contract, the Fund will segregate cash or liquid securities at least in an amount equal to the contract. Whenever the Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

     The Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's Subadviser. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

FOREIGN SECURITIES

     Foreign securities are described below. For country allocations, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues or in which a significant portion of its goods or services are produced. Foreign securities may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks may include costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, future adverse political and economic developments, the possible imposition of withholding taxes on interest, dividends or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those with respect to domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Government regulation in many of the countries of interest to the Fund may limit the extent of the Fund's investment in companies in those countries. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

     Investments in securities of foreign issuers are frequently denominated in foreign currencies (including the Euro and other multinational currency units) and the value of the Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American and Asian markets. This may limit the Fund's ability to effectively hedge its investments in such markets if it chooses to do so.

     Securities of issuers located in countries with developing securities markets pose greater liquidity risks and other risks than securities of issuers located in developed countries and traded in more established markets. Low liquidity in markets may adversely affect the Fund's ability to buy and sell securities and cause increased volatility. Developing countries may at various times have less stable political environments than more developed nations. Changes of control may adversely affect the pricing of securities from time to time. Some developing countries may afford only limited opportunities for investing. In certain developing countries, the Fund may be able to invest solely or primarily through ADRs or similar securities and government approved investment vehicles, including closed-end investment companies.

     The settlement systems in certain emerging markets, including Asian and Eastern European countries such as Russia, are less developed than in more established markets. As a result, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures or of defects in the systems used. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by the executing broker or bank might result in a loss to the Fund investing in emerging market securities.

     Certain risks associated with international investments and investing in smaller, developing markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. Furthermore, Latin American currencies may not be internationally traded. Also, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest companies in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

     In making investment decisions for the Fund, the Subadviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets; the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Subadviser's decisions regarding these risks may not be correct or prove to be unwise and any losses resulting from investing in foreign countries will be borne by the Fund.

     Holding Fund assets in foreign countries presents additional risks including, but not limited to, the risks that a particular foreign custodian or depositary will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets. The Fund may be precluded from investing in certain foreign countries until such time as adequate custodial arrangements can be established.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if the Subadviser deems it appropriate to do so.

     The Fund may dispose of or re-negotiate a when-issued or forward commitment after entering into these transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

     When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Fund will segregate the portfolio securities while the commitment is outstanding. Whenever the Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

     These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

FUTURES CONTRACTS

     Futures contracts are generally considered to be derivative securities. The Fund may use futures contracts and options on futures contracts for hedging purposes or to maintain liquidity or as otherwise provided in the Fund's Prospectus. The Trust has claimed exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. Therefore, the Trust is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates.

     At maturity, a futures contract obligates the Fund to take or make delivery of certain securities or the cash value of a securities index. The Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

     Gain derived by the Fund from the use of such instruments generally will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

     The Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase. Similarly, if the market is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with the Fund's position in a futures contract or option thereon, the Fund will segregate cash or liquid securities or will otherwise cover its position in accordance with applicable requirements of the SEC. Whenever the Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

     The Fund may enter into a contract for the purchase or sale for future delivery of securities, including index contracts. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

     The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

     A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and the Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

     With respect to options on futures contracts, when the Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

     The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency, which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

     Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

     If a put or call option which the Fund has written is exercised, the Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities and for federal income tax purposes will be considered a "short sale." For example, the Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

     To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value, which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

     Options on securities, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in or the prices of foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the U.S. of data on which to make trading decision, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

     Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in securities that are illiquid. Securities are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund values the security. Illiquid securities will generally include but are not limited to: insurance funding agreements, repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; swap agreements, interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act.

INVESTMENT COMPANY SHARES

     The Fund may acquire securities of other investment companies, including closed-end funds and exchange-traded funds ("ETFs"), to the extent permitted by the 1940 Act and interpretations of the SEC thereunder. When the Fund invests in another investment company, Fund shareholders will indirectly bear the fees of that investment company in addition to the Fund's own fees and expenses. The Fund may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. The Fund is permitted to invest in shares of an Aston money market fund for cash management purposes, provided that the Investment Adviser or Subadviser or any of its affiliates waive management fees and other expenses with respect to Fund assets invested therein.

MONEY MARKET INSTRUMENTS

     Money market instruments include but are not limited to the following: short-term corporate obligations, Certificates of Deposit ("CDs"), Eurodollar Certificates of Deposit ("Euro CDs"), Yankee Certificates of Deposit ("Yankee CDs"), foreign bankers' acceptances, foreign commercial paper, letter of credit-backed commercial paper, time deposits, loan participations ("LPs"), variable- and floating-rate instruments and master demand notes. Bank obligations may include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

     Domestic and foreign banks are subject to extensive but different government regulations, which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Adviser or Subadviser believes that the credit risk with respect to the investment is minimal.

     Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the U.S. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

     Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

     Commercial paper may include variable- and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable- and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable- and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable- or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable- and floating-rate instruments could reduce portfolio liquidity.

     BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

     COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

     [LOAN PARTICIPATIONS - Loan participations ("LPs") are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.

     The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank that sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be treated as illiquid if, in the judgment of the Investment Adviser, they cannot be sold within seven days.]

     [VARIABLE- AND FLOATING-RATE INSTRUMENTS AND RELATED RISKS - With respect to the variable- and floating-rate instruments that may be acquired by the Fund, the Investment Adviser or Subadviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets the Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Because variable- and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded. There is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

     The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.]

OPTIONS

     A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. The Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of the Fund's total assets. The Fund will only sell or write call options on a covered basis (e.g., on securities it holds in its portfolio). A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period. The writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. Except as otherwise provided in the Fund's Prospectus or in this Statement of Additional Information, the Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund's total assets. The Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be segregated by the Fund for such options. Whenever the Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. The Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, the Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to the Fund's total return. The Fund may lose potential market appreciation if the judgment of its Subadviser is incorrect with respect to interest rates, security prices or the movement of indices.

     An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

     Closing transactions essentially let the Fund offset put options or call options prior to exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

     The Fund may use options traded on U.S. exchanges, and as permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, the Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities.

     These options are generally considered to be derivative securities. Such options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

     The Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount will be segregated by the Fund) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a diversified stock portfolio or liquid assets equal to the contract value.

     A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian or fund accounting agent. The Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' Custodians or fund accounting agent in an amount not less than the exercise price of the option at all times during the option period. Whenever the Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

     The Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

     There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

     PURCHASING CALL OPTIONS - Except as otherwise provided in the Fund's Prospectus or in this Statement of Additional Information, each Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 20% of that Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.

     Following the purchase of a call option, the Fund may liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

     Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

     COVERED CALL WRITING - The Fund may write covered call options from time to time on such portions of their portfolios, without limit, as the Subadviser determines is appropriate in pursuing the Fund's investment objective. The advantage to the Fund of writing covered calls is that the Fund receives a premium that is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

     During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period if such security is sold or there is another recognition event. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

     The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

     PURCHASING PUT OPTIONS - The Fund may invest up to 20% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option. Except as otherwise provided in the Fund's Prospectus or in this SAI, with regard to the writing of put options, the Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put option on substantially identical securities held by the Fund will constitute a short sale for federal income tax purposes, which may result in a short-term capital gain on the sale of the security if such substantially identical securities were held by the Fund for not more than one year as of the date of the short sale or were acquired by the Fund after the short sale and on or before the closing date of the short sale.

     A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows the Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

     WRITING PUT OPTIONS - The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian or fund accounting agent, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Whenever the Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Subadviser wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

     Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. However, the Fund may not effect such a closing transaction after it has been notified of the exercise of the option.

     FOREIGN CURRENCY OPTIONS - The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

     REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the 1940 Act. Rising interest rates may cause the value of the debt securities in which the Fund may invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities does not necessarily affect cash income derived from these securities but will effect the Fund's net asset value.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements pursuant to which the Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from the Fund at a later date at a fixed price. If the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, the Fund may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.

     The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

     The financial institutions with which the Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Subadviser. The Subadviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

     The Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will at all times equal or exceed the repurchase price.

RESTRICTED SECURITIES

     The Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of the Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Such agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will segregate cash or liquid securities in an amount at least equal to the market value of the securities, plus accrued interest. (Liquid securities as used in the Prospectus and this SAI include equity securities and debt securities that are unencumbered and marked-to-market daily.) Whenever the Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities.

RULE 144A SECURITIES

     The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Subadviser, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

[SECURITIES LENDING

     The Fund may seek additional income at times by lending its portfolio securities to broker-dealers and financial institutions provided that: (1) the loan is secured by collateral that is continuously maintained in an amount at least equal to the current market value of the securities loaned, (2) the Fund may call the loan at any time with proper notice and receive the securities loaned, (3) the Fund will continue to receive interest and/or dividends paid on the loaned securities and may simultaneously earn interest on the investment of any cash collateral and (4) the aggregate market value of all securities loaned by the Fund will not at any time exceed 25% of the total assets of the Fund.

     Collateral will normally consist of cash or cash equivalents, securities issued by the U.S. government or its agencies or instrumentalities or irrevocable letters of credit. Securities lending by the Fund involves the risk that the borrower may fail to return the loaned securities or maintain the proper amount of collateral. Therefore, the Fund will only enter into such lending after a review by the Investment Adviser of the borrower's financial statements, reports and other information as may be necessary to evaluate the creditworthiness of the borrower. Such reviews will be conducted on an ongoing basis as long as the loan is outstanding.]

SHORT SALES

     Selling securities short involves selling securities the seller (e.g., the Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

     The Fund may also maintain short positions in forward currency exchange transactions, in which the Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. To ensure that any short position of the Fund is not used to achieve leverage, the Fund segregates cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained. Whenever the Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

SHORT-TERM TRADING

     Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase the Fund's portfolio turnover rate and the expenses incurred in connection with such trading.

TEMPORARY DEFENSIVE POSITIONING

     The investments and strategies described throughout the Fund's Prospectus are those the Subadviser intends to use under normal market conditions. When the Subadviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments other than those described under Principal Investment Strategies, or hold U.S. dollars. When the Fund is investing for temporary, defensive purposes, it is not pursuing its investment goal.

UNIT INVESTMENT TRUSTS ("UIT")

     A UIT is a type of investment company. Investments in UITs are subject to regulations limiting the Fund's acquisition of investment company securities. Standard and Poor's Depositary Receipts ("SPDRs"), DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor's 500 Composite Stock Price Index. DIAMONDS and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and Poor's MidCap 400 Index, respectively.

     The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by the Fund could result in losses on UITs. Trading in UITs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

     Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate a certain amount of UIT interests. The liquidity of small holdings of UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, the Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.

OTHER INVESTMENTS

     The Board of Trustees may, in the future, authorize the Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                             INVESTMENT RESTRICTIONS

     The investment objectives of the Fund and investment restrictions set forth below are fundamental policies and may not be changed as to the Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940
Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of the Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's total assets will not be considered a violation.

     The Fund may not:

          (1) Purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interest therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

          (2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund.

          (3) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

          (4) As to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

          (5) Purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon in accordance with the Fund's investment objectives and policies.

          (6) Make investments in securities for the purpose of exercising control.

          (7) Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

          (8) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

          (9) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund's investment objectives and policies, (b) the lending of portfolio securities or (c) entry into repurchase agreements with banks or broker-dealers.

          (10) Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of that Fund's total assets.

          (11) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the SAI.

          (12) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

     The Fund has a policy to invest, under normal circumstances, at least 80% of it's assets, plus the amount of any borrowings for investment purposes, in certain investments as described in it's Prospectus. Shareholders of the Fund will be given at least 60 days' notice of any changes to this policy.

                       TRUSTEES AND OFFICERS OF THE TRUST

     Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                      NUMBER OF
                                TERM OF                                               PORTFOLIOS
                               OFFICE(1)                                               IN FUND
                              AND LENGTH                                               COMPLEX        OTHER TRUSTEESHIPS/
   NAME, ADDRESS, AGE AND       OF TIME         PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY     DIRECTORSHIPS HELD BY
   POSITION(S) WITH TRUST       SERVED                 PAST FIVE YEARS                 TRUSTEE              TRUSTEE
   ----------------------     ----------        ------------------------------       -----------     ---------------------
                                                 DISINTERESTED TRUSTEES

Leonard F. Amari               12 years    Partner at the law offices of                 25        Director, United
c/o 161 North Clark Street                 Amari & Locallo, a practice with                        Community Bank of Lisle;
Chicago, IL 60601                          exclusive concentration in real                         Director, Delaware Place
Age: 63                                    estate taxation and related                             Bank; Trustee, John
Trustee                                    areas, since 1987; Special                              Marshall Law School;
                                           Assistant Attorney General since                        Trustee, ABN AMRO
                                           1986.                                                   Structured Investment
                                                                                                   Funds (4 portfolios)

Robert A. Kushner               6 years    Retired. Vice President,                      25        Director, ABN AMRO
c/o 161 North Clark Street                 Secretary and General Counsel at                        Structured Investment
Chicago, IL 60601                          Cyclops Industries, Inc.,                               Funds (4 portfolios)
Age: 70                                    1976-1992.
Trustee

Gregory T. Mutz                12 years    CEO of AMLI Residential                       25        Chairman of the Board of
c/o 161 North Clark Street                 Properties Trust (NYSE: AML) (a                         AMLI Residential
Chicago, IL 60601                          Multifamily REIT), a successor                          Properties Trust;
Age: 60                                    company to AMLI Realty Co. since                        Director of Abt
Trustee                                    2004; Chairman of AMLI                                  Associates Inc.
                                           Residential Properties since                            (agribusiness); Director
                                           1994; Vice Chairman of UICI                             of Alico, Inc.
                                           (NYSE: UCI) (an insurance holding                       (agribusiness); Trustee,
                                           company) from 2003-2004;                                ABN AMRO Structured
                                           President and CEO of UICI from                          Investment Funds (4
                                           1999-2003; Chairman of Academic                         portfolios)
                                           Management Services Corp. (a
                                           student loans and finance
                                           company) from 2000-2003.

Robert B. Scherer               6 years    President of The Rockridge Group,             25        Director, Title
c/o 161 North Clark Street                 Ltd (title insurance industry                           Reinsurance Company
Chicago, IL 60601                          consulting services) since 1994.                        (insurance for title
Age: 64                                                                                            agents); Trustee, ABN
Trustee                                                                                            AMRO Structured
                                                                                                   Investment Funds (4
                                                                                                   portfolios)

Nathan Shapiro                 12 years    President of SF Investments, Inc.             25        Director, Baldwin &
c/o 161 North Clark Street                 (broker/dealer and investment                           Lyons, Inc. (property and
Chicago, IL 60601                          banking firm) since 1971.                               casualty insurance firm);
Age: 69                                                                                            Trustee, ABN AMRO
Trustee                                                                                            Structured Investment
                                                                                                   Funds (4 portfolios)

Denis Springer                  6 years    Retired. Senior Vice President                25        Trustee, ABN AMRO
c/o 161 North Clark Street                 and Chief Financial Officer of                          Structured Investment
Chicago, IL 60601                          Burlington Northern Santa Fe                            Funds (4 portfolios)
Age: 60                                    Corp. (railroad), 1995-1999.
Trustee

                                                                                      NUMBER OF
                                TERM OF                                               PORTFOLIOS
                               OFFICE(1)                                               IN FUND
                              AND LENGTH                                               COMPLEX        OTHER TRUSTEESHIPS/
   NAME, ADDRESS, AGE AND       OF TIME         PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY     DIRECTORSHIPS HELD BY
   POSITION(S) WITH TRUST       SERVED                 PAST FIVE YEARS                 TRUSTEE              TRUSTEE
   ----------------------     ----------        ------------------------------       -----------     ---------------------
                                                 INTERESTED TRUSTEE(2)

Stuart D. Bilton, CFA          12 years    Chief Executive Officer, Aston                25        Director, Baldwin &
c/o 161 North Clark Street                 Asset Management LLC, since 2006;                       Lyons, Inc. (property and
Chicago, IL 60601                          Vice Chairman of ABN AMRO Asset                         casualty insurance firm);
Age: 59                                    Management Holdings, Inc.                               [Director, Veredus Asset
Chairman, Board of Trustees                2003-2006; President and Chief                          Management LLC; Director,
                                           Executive Officer of ABN AMRO                           TAMRO Capital Partners
                                           Asset Management Holdings, Inc.                         LLC; Member of Board of
                                           from 2001-2003; President of                            Managers, River Road
                                           Alleghany Asset Management, Inc.                        Asset Management, LLC;]
                                           from 1996-2001 (purchased by ABN                        Chairman and Trustee, ABN
                                           AMRO in February 2001).                                 AMRO Structured
                                                                                                   Investment Funds (4
                                                                                                   portfolios); Sole
                                                                                                   Trustee, ABN AMRO
                                                                                                   Variable Insurance Trust
                                                                                                   (2 portfolios)

                                            OFFICER(S) WHO ARE NOT TRUSTEES

Kenneth C. Anderson            12 years    President, Aston Asset Management             N/A                  N/A
c/o 161 North Clark Street                 LLC, since 2006; President, ABN
Chicago, IL 60601                          AMRO Structured Investment Funds
Age: 41                                    and ABN AMRO Variable Insurance
President (Chief Executive                 Trust, since 2005; President and
Officer)                                   Chief Executive Officer of ABN
                                           AMRO Investment Fund Services, Inc.
                                           (formerly known as Alleghany Investment
                                           Services, Inc.) 1995-2006; Executive
                                           Vice President of ABN AMRO Asset
                                           Management (USA) LLC 2001-2005;
                                           Director, ABN AMRO Trust Services
                                           Company 2001-2005; Director, TAMRO
                                           Capital Partners LLC and Veredus Asset
                                           Management LLC since 2001; Officer of
                                           the Trust since 1993; CPA.

Gerald F. Dillenburg            9 years    Chief Compliance Officer and                  N/A                  N/A
c/o 161 North Clark Street                 Chief Financial Officer, Aston
Chicago, IL 60601                          Asset Management LLC, since 2006;
Age: 39                                    Chief Financial Officer and Chief
Senior Vice President,                     Compliance Officer, ABN AMRO
Secretary and Treasurer                    Structured Investment Funds and
(Chief Financial Officer,                  ABN AMRO Variable Insurance
Chief Operating Officer and                Trust, since 2005; Chief Senior
Chief Compliance Officer)                  Managing Director ("SMD") of ABN
                                           AMRO Investment Fund Services,
                                           Inc. (formerly known as Alleghany
                                           Investment Services, Inc.)
                                           1996-2006; SMD of ABN AMRO Asset
                                           Management Holdings, Inc. and ABN
                                           AMRO Asset Management, Inc.
                                           (formerly known as Chicago
                                           Capital Management, Inc.)
                                           2001-2006; Operations manager and
                                           compliance officer of ABN AMRO
                                           mutual funds 1996-2006; CPA.

                                                                                      NUMBER OF
                                TERM OF                                               PORTFOLIOS
                               OFFICE(1)                                               IN FUND
                              AND LENGTH                                               COMPLEX        OTHER TRUSTEESHIPS/
   NAME, ADDRESS, AGE AND       OF TIME         PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY     DIRECTORSHIPS HELD BY
   POSITION(S) WITH TRUST       SERVED                 PAST FIVE YEARS                 TRUSTEE              TRUSTEE
   ----------------------     ----------        ------------------------------       -----------     ---------------------
William Long                    4 years    Vice President of Montag &                    N/A                  N/A
c/o 161 North Clark Street                 Caldwell, Inc. since 2000; former
Chicago, IL 60601                          Vice President and Director of
Age: 45                                    Sales for First Capital Group,
Vice President                             First Union National Bank,
                                           1996-2000.

(1) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(2) "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested person" because of affiliations with Aston Asset Management, LLC and related entities, which act as the Fund's Investment Adviser.

     The Board of Trustees has established an Audit Committee consisting of six members, including a Chairman of the Committee. The Audit Committee members are Messrs. Scherer (Chairman), Amari, Shapiro, Kushner, Mutz and Springer. The functions performed by the Audit Committee are to oversee the integrity of the Trust's accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust's independent registered public accounting firm and provides an open avenue of communication among the independent auditors, Trust management and the Board of Trustees. The Audit Committee held ___ meetings during the fiscal year ended October 31, 2006.

     The Trustees have also established a Nominating and Governance Committee consisting of six members, including a Chairman of the Committee. The Nominating and Governance Committee members are Messrs. Amari (Chairman), Shapiro, Scherer, Kushner, Mutz and Springer. The Nominating and Governance Committee's function is to put forth names for nomination as Trustee when deemed necessary. The Nominating and Governance Committee will consider nominees recommended by shareholders whose resumes have been submitted by U.S. mail or courier service to the Trust's Secretary for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held ____ meetings during the fiscal year ended October 31, 2006.

     The Trustees have also established a Valuation Committee consisting of at least three Trustees, including at least one Independent Trustee. Currently, the Valuation Committee members are Messrs. Bilton (Chairman), Shapiro, Mutz and Springer. The Valuation Committee is responsible for fair valuing securities of the Fund as may be necessary from time to time. The Valuation Committee held meetings during the fiscal year ended October 31, 2006.

     Set forth in the table below is the dollar range of equity securities held in the Fund and the aggregate dollar range of securities in the Fund complex beneficially owned by each current Trustee at December 31, 2005.

                                                            AGGREGATE DOLLAR RANGE OF
                                                             EQUITY SECURITIES IN ALL
                                                              REGISTERED INVESTMENT
                                                              COMPANIES OVERSEEN BY
                           DOLLAR RANGE OF EQUITY              TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE        SECURITIES IN THE FUND              INVESTMENT COMPANIES
    --------------       --------------------------         -------------------------
DISINTERESTED TRUSTEES
Leonard F. Amari         None                                     Over $100,000
Robert Kushner           None                                     Over $100,000
Gregory T. Mutz          None                                     Over $100,000
Robert Scherer           $1- $10,000: ABN AMRO/River Road         Over $100,000
                         Small Cap Value Fund
Nathan Shapiro           None                                     Over $100,000
Denis Springer           None                                     Over $100,000

INTERESTED TRUSTEE
Stuart Bilton            None                                     Over $100,000

REMUNERATION

     The Trustees of the Trust who are not affiliated with the Investment Adviser or Subadviser receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. Effective January 1, 2005, the Trustees receive $5,000 for each regular Board Meeting attended and an annual retainer of $25,000. The Trustees also receive $1,000 per special telephonic board meeting and $250 per Pricing Committee meeting. Members of the Audit Committee receive an annual retainer of $2,500 and members of the Nominating and Governance Committee receive an annual retainer of $2,000. The Chairman of the Audit Committee receives an additional $10,000 per year and the Chairman of the Nominating and Governance Committee receives an additional $2,500 per year. The Lead Independent Trustee receives an additional $20,000 per year. Prior to January 1, 2005, the Trustees received $5,000 for each Board Meeting attended and an annual retainer of $10,000. The Trustees also received $1,500 per telephonic board meeting and $100 per telephonic committee meeting. The Chairman of the Audit Committee received an additional $5,000 per year. No officer or employee of the Investment Adviser, Subadviser or their affiliates receives any compensation from the Fund for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Fund compensates the Administrator for providing an officer to serve as the Fund's Chief Compliance Officer.

     The table below shows the total fees that were paid to each of the Trustees during the fiscal year ended October 31, 2006. There were no 'compensated persons' who received more than $60,000 in aggregate compensation from the Trust.

                                           PENSION OR
                           AGGREGATE       RETIREMENT         ESTIMATED          TOTAL
                          COMPENSATION   BENEFITS ACCRUED       ANNUAL       COMPENSATION
                         RECEIVED FROM   (AS PART OF FUND   BENEFITS UPON   FROM TRUST AND
TRUSTEE                    THE TRUST        EXPENSES)         RETIREMENT     FUND COMPLEX
-------                  -------------   ----------------   -------------   --------------
DISINTERESTED TRUSTEES
Leonard F. Amari......                          N/A              N/A
Robert A. Kushner.....                          N/A              N/A
Gregory T. Mutz.......                          N/A              N/A
Robert B. Scherer.....                          N/A              N/A
Nathan Shapiro........                          N/A              N/A
Denis Springer........                          N/A              N/A

INTERESTED TRUSTEE
Stuart D. Bilton......        N/A               N/A              N/A              N/A
Julian Ide*...........        N/A               N/A              N/A              N/A

----------
*    Mr. Ide resigned from the Board on September 15, 2006

     As of ___________, 2006, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of the Fund, except for their ownership of ___% and ___% of [________________], respectively.

CODE OF ETHICS

     The Trust, its Investment Adviser, Subadviser and principal underwriter have each adopted a code of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trust has delegated the voting of portfolio securities to the Fund's Investment Adviser and Subadviser on behalf of the Fund. The Investment Adviser and Subadviser have each adopted proxy voting policies and procedures ("Proxy Voting Policies and Procedures") for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of the Fund's shareholders and those of the Investment Adviser or Subadviser. Summaries of the Proxy Voting Policies and Procedures are included under Appendix B.

     Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge on the Trust's Web site at www.astonfunds.com and on the SEC's Web site at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Listed below are the names and addresses of those shareholders who, as of _________, 2006, owned of record or beneficially 5% or more of the shares of the Fund. Shareholders who have the power to vote a large percentage of shares (at least 25%) of the Fund can control the Fund and determine the outcome of a shareholder meeting.

                     ASTON/RIVER ROAD SMALL CAP VALUE FUND

SHAREHOLDER NAME AND ADDRESS   CLASS   PERCENTAGE OWNED (%)
----------------------------   -----   --------------------


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

     As described in the Prospectus, the Trust employs Aston Asset Management LLC ("Aston" or the "Investment Adviser") to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment programs under an Investment Advisory Agreement dated _____, 2006. Aston has engaged a subadviser to manage the day-to-day operations of the Fund.

     The advisory services provided by the Investment Adviser for the Fund and the fees received by it for such services for the Fund's most recent fiscal year are described in the Prospectus.

     Aston, a majority owned subsidiary of Highbury Financial Inc. ("Highbury"), was formed in April 2006 for the purpose of acquiring the U.S. mutual fund business of ABN AMRO Asset Management, Inc. ("AAAM"), it parent and affiliates. Aston is located at 161 North Clark Street, Chicago, Illinois 60601. As of ____ 2006, Aston had approximately $___ in assets under management.

     On May 9, 2006, the Board of Trustees approved a new Investment Advisory Agreement between Aston and the Fund and approved a new Subadvisory Agreement for the Fund. On September 20, 2006, the shareholders of the Fund approved the Investment Advisory Agreement and the Subadvisory Agreement. The Agreements were effective on ______, the date of the closing between Highbury and AAAM.

     For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement with Aston, Aston receives a fee based on the Fund's average daily net assets, computed daily and payable monthly, at the following annual rate:

                                              GROSS ADVISORY FEE
                                           (AS A % OF AVERAGE DAILY
                  FUND                            NET ASSETS)
                  ----                     ------------------------
Aston/River Road Small Cap Value Fund...             0.90%

     Aston has entered into an Expense Limitation Agreement with the Fund, through February 28, 2008, as follows:

                  FUND                     CLASS I
                  ----                     -------
Aston/River Road Small Cap Value Fund...    1.25%

Aston may from time to time voluntarily waive a portion of its advisory fees with respect to the Fund and/or reimburse a portion of the Fund's expenses.

     Prior to _________, 2006, River Road Asset Management, LLC ("River Road") served as investment adviser for the Fund. Please see the section entitled "The Subadviser" below for more information on River Road. The investment advisory fees earned and waived by the investment adviser for the Fund for the last two fiscal years, as well as any fees waived or expenses reimbursed, are set forth below.

                                            GROSS
                                           ADVISORY               NET ADVISORY
                                         FEES EARNED   WAIVED      FEES AFTER    REIMBURSED
            FISCAL YEAR ENDED            BY ADVISER     FEES       FEE WAIVERS    EXPENSES
            -----------------            -----------   ------     ------------   ----------
October 31, 2005*.....................   $ 16,425      $ 16,425         0        $  8,444
October 31, 2006......................                                  0

----------
*    The Fund commenced operations on June 28, 2005.

     Under the Investment Advisory Agreement on behalf of each Fund, the Investment Adviser is not liable for any error of judgment or mistake of law for any loss suffered by the Trust or a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties from reckless disregard of its duties and obligations there under.

     The Investment Advisory Agreement is terminable with respect to the Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the applicable investment adviser. Aston may also terminate its advisory relationship with respect to the Fund on 60 days' written notice to the Trust. The Investment Advisory Agreement terminates automatically in the event of their assignment.

     Under the Investment Advisory Agreement, the Investment Adviser shall: (i) manage the investment and reinvestment of the assets of the Fund, (ii) review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Investment Adviser's activities which are required to be maintained by the Trust; and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Investment Adviser shall discharge the foregoing responsibilities subject to the oversight of the officers and the Board of Trustees and in compliance with the objectives, policies and limitations set forth in the Trust's then effective Prospectuses and SAI.

     The Investment Advisory Agreement continues in effect for the Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund and (b) by the shareholders of the Fund or the Board of Trustees.

     The Investment Advisory Agreement with Aston also provides that Aston shall have the authority in the future, upon the approval of the Board and subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of the Fund and to allocate and reallocate the assets of the Fund between and among any subadvisers so selected pursuant to a "manager of managers" structure. Under this structure, Aston would also have the authority to retain and terminate subadvisers, engage new Subadvisers and make material revisions to the terms of the Subadvisory Agreement subject to approval of the Board of Trustees, but not shareholder approval.

     As described above, Aston is paid an annual management fee based on the average daily net assets of the Fund. Out of its fee, Aston pays the Subadviser of the Fund. Because Aston will pay the Subadviser's fees out of its own fees from the Fund, there will not be any "duplication" of advisory fees paid by the Fund.

     A discussion regarding the Board's basis for approving the Fund's Investment Advisory Agreement and Subadvisory Agreement will be available in the Fund's shareholder report dated October 31, 2006.

THE SUBADVISER

     On ________, 2006, Aston entered into a Subadvisory Agreement with River Road Asset Management, LLC on behalf of the Fund.

     Under the Subadvisory Agreement, the Subadviser manages the Fund, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general oversight of the Board of Trustees of the Trust and the Investment Adviser.

     The Subadvisory Agreement provides that neither the Subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the Subadviser of its duties under the Subadvisory Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Subadvisory Agreement. The Subadvisory Agreement continues for the same term as the Investment Advisory Agreement and is subject to the same requirements for renewal.

     For the services provided pursuant to the Subadvisory Agreement, the Investment Adviser pays the Subadviser a fee based on the Fund's average daily net assets, computed daily and payable monthly, at the following annual rate:

                  FUND                                     SUBADVISORY FEE
                  ----                                     ---------------
Aston/River Road Small Cap Value Fund...          50% of Advisory Fee (Less Expense
                                           Waivers/Reimbursements and Marketing Payments)

     RIVER ROAD ASSET MANAGEMENT, LLC

     River Road Asset Management, LLC is the Subadviser to the Fund. River Road is partially owned by ABN AMRO Asset Management Holdings, Inc. and is located at Meidinger Tower, Suite 1600, 462 South Fourth Avenue, Louisville, Kentucky 40202. ABN AMRO Asset Management Holdings, Inc. is a member of the ABN AMRO group of companies and is located at 161 North Clark Street, Chicago, IL 60601.

     The table below shows other accounts for which the portfolio managers of the Fund is jointly and primarily responsible for the day-to-day portfolio management as of ______, 2006.

                                                   TOTAL         NUMBER OF
                                                   ASSETS    ACCOUNTS MANAGED   ASSETS MANAGED
                                     NUMBER OF    MANAGED      WITH ADVISORY     WITH ADVISORY
                                      ACCOUNTS      (IN          FEE BASED       FEE BASED ON
                                      MANAGED    MILLIONS)    ON PERFORMANCE     PERFORMANCE
                                     ---------   ---------   ----------------   --------------
ASTON/RIVER ROAD SMALL CAP VALUE
   FUND

R. ANDREW BECK, CFA
Registered Investment Companies...
Other Pooled Investment Vehicles..
Other Accounts....................

JAMES C. SHIRCLIFF, CFA
Registered Investment Companies...
Other Pooled Investment Vehicles..
Other Accounts....................

HENRY SANDERS, CFA
Registered Investment Companies...
Other Pooled Investment Vehicles..
Other Accounts....................

     Compensation. Compensation for each portfolio manager listed above includes an annual fixed base salary plus potential incentive compensation up to a pre-determined fixed percentage rate of base salary. Incentive compensation is based upon both assets under management and investment performance. Investment performance represents 70% of a portfolio manager's total incentive compensation and is based upon the manager's risk-adjusted 3- and 5-year rolling performance for the strategy composite, versus peer group and benchmark indices. Composite performance criteria are not applied independently for the Fund, but are assumed to be encompassed among the like managed accounts in the strategy composite. The relevant index for Small Cap Value is the Russell 2000 Value. In the absence of at least a three-year performance record, a shorter-period may be used. Additionally, the portfolio managers each own a significant equity interest in River Road and, as such, participate in overall firm profits.

     Material Conflicts of Interest. The portfolio managers for the Fund manage multiple accounts, including the Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. River Road has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

THE ADMINISTRATOR

     Prior to _________, ABN AMRO Investment Fund Services, Inc. ("AAIFS") served as the administrator of the Trust on behalf of the Fund. On ______, 2006, AAIFS, the Trust and the Board of Trustees assigned the Administration Agreement between the Funds and AAIFS to Aston in conjunction with the Highbury Transaction. After the assignment, Aston became the Administrator to the Fund.

     Under the Administration Agreement between Aston and the Fund, the Administrator is responsible for: (1) coordinating with the Custodian and Transfer Agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) providing the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions, (4) supervising the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law, (5) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (6) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (7) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (8) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Fund's expenses and instructing the Custodian to issue checks in payment thereof and (9) taking such other action with respect to the Trust or the Fund as may be necessary in the opinion of the Administrator to perform its duties under the Administration Agreement.

     As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust. The Administrator also receives custody liaison fees as set forth in the table below.

     ADMINISTRATION FEES

     The fee schedule to the Administration Agreement is as follows:

              AVERAGE DAILY NET
PERCENTAGE   ASSETS (AGGREGATE)
----------   ------------------
  0.0490%    Up to $7.4 billion
  0.0465%     Over $7.4 billion

     The Administrator also receives a monthly base fee in the amount of $1,000 per Fund.

CUSTODY LIAISON FEES

FEE                     AVERAGE DAILY NET ASSETS
---       ----------------------------------------------------
$10,000                    Up to $100 million
$15,000   At least $100 million but not more than $500 million
$20,000                    Over $500 million

     The following are the total fees paid to the Administrator by each Fund for the two most recent fiscal years:

FISCAL YEAR ENDED   ADMINISTRATION FEES*
-----------------   --------------------
October 31, 2005**         $6,567
October 31, 2006

----------
*    Prior to _________, 2006, AAIFS served as the Administrator to the Funds.

**   The Fund commenced operations on June 28, 2005.

THE SUBADMINISTRATOR

     PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, provides certain administrative services for the Fund and Aston pursuant to a Subadministration and Accounting Services Agreement between the Aston and PFPC. On _________, 2006, the Subadministrator and Accounting Services Agreement was assigned from the former administrator to the Fund, AAIFS, to Aston.

     As Subadministrator, PFPC provides the Trust with subadministrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. Compensation for these services is paid under a Subadministrative and Accounting Services Agreement with the Administrator.

     As compensation for services performed under the Subadministration Agreement, the Subadministrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust.

SUBADMINISTRATION FEES

     The fee schedule to the Subadministration Agreement is as follows:

              AVERAGE DAILY NET
PERCENTAGE   ASSETS (AGGREGATE)
----------   ------------------
  0.0255%    Up to $7.4 billion
  0.0230%    Over $7.4 billion

     The Subadministrator also receives a monthly base fee in the amount of $1,000 per Fund.

     The Subadministrator also receives custody liaison fees in the amount of $10,000 per Fund per year.

THE DISTRIBUTOR

     PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated September 27, 2001 under which the Distributor sells shares of the Fund on a continuous basis.

     The Distribution Agreement shall continue for an initial one-year term and thereafter shall be renewed for successive one-year terms, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) by a vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Distribution Agreement and who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty, on at least 60 days' written notice, by the Trust's Board of Trustees, by vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, or by the Distributor. The Distribution Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

CUSTODIAN

     PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the Trust's assets on behalf of the Fund.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

     PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as Transfer Agent and Dividend Paying Agent for the Trust.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Vedder, Price, Kaufman & Kammholz, P.C., with offices at 222 North LaSalle Street, Chicago, Illinois 60606, serves as counsel to the Trust.

     Mayer, Brown Rowe & Maw LLP, with offices at 71 South Wacker Drive, Chicago, Illinois 60606, serves as counsel to the Independent Trustees.

     ___________________, with offices _____________________________________
_______________, is the Trust's independent registered public accounting firm.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Subadviser is responsible for decisions to buy and sell securities for the Fund, for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. In placing trades for the Fund, the Subadviser will follow the Trust's policy of seeking best execution of orders. Securities traded in the over-the-counter market are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options.

     The Subadviser attempts to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

     It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Fund to their customers. However, the Subadviser does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considering as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     The Subadviser effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through whom the Funds effect securities transactions may be used by the Subadviser, as the case may be, in servicing all of their respective accounts; not all such services may be used in connection with the Fund. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses or reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy or the performance of accounts. The Subadviser will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and other accounts. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Subadviser, however, the results of such procedures will generally be in the best interest of each of the clients.

     Amounts spent on behalf of the Fund for commissions during each of the last two fiscal years are set forth below.

                     BROKERAGE
FISCAL YEAR ENDED   COMMISSIONS
-----------------   -----------
October 31, 2005*     $22,399
October 31, 2006

----------
*    The Fund commenced operations on June 28, 2005.

     The broker-dealers who execute transactions on behalf of the Fund and who are affiliates of the Fund's Subadviser are brokers in the ABN AMRO International brokerage network. There were no brokerage commissions paid by the Fund to any affiliates of the Fund or the Adviser or the Subadvisers during the two most recent fiscal years.

     [Confirm the Fund's ownings of regular broker dealers as of 10/31/06]

     The Investment Adviser and Subadviser or their affiliates compensate many intermediaries that distribute and/or service investors in the Fund for various services ("Intermediaries") out of their own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares. The payments are in addition to the payments by the Fund described in the Fund's Prospectus for distribution and/or shareholder servicing, if any. Such additional payments are for services including, but not limited to, subaccounting, marketing support, administrative and shareholder processing services and for sales of shares ("Additional Payments"). These Additional Payments made by the Investment Adviser or the Subadviser or their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments, sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and Intermediary investment professionals may have an added incentive to sell or recommend the Fund or share class over others offered by competing fund families. The revenue sharing payments may differ for each Fund within the Aston family of funds. In certain cases, the revenue sharing differs by Fund within the same intermediary.
Revenue sharing differs for the Fund across certain intermediaries.

     A number of factors are considered in determining whether to make Additional Payments. Such factors may include, without limitation, the level or type of services provided by the Intermediary, the level or expected level of assets or sales of shares, the placing of the Fund on a preferred or recommended investment fund list, access to an Intermediary's personnel, and other factors. In addition to such payments, the Investment Adviser or its affiliates may offer other incentives, such as sponsorship of educational or client seminars.

PORTFOLIO TURNOVER

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of units and by requirements which enable the Fund to receive favorable federal income tax treatment. In any event, portfolio turnover is generally not expected to exceed 300% in the Fund. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial net short-term capital gains and involves correspondingly greater transaction costs. To the extent that net long-term capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are realized, distributions derived from such gains are generally treated as capital gain dividends for federal income tax purposes and taxable as long-term capital gain. Net short-term capital gains of the Fund (i.e., net short-term capital gain in excess of net long-term capital loss) are taxable as ordinary income.

     The portfolio turnover rate for the Fund for its most recent fiscal period may be found under "FINANCIAL HIGHLIGHTS" in the Fund's Prospectus.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's portfolio holdings as of the end of each calendar month are generally posted on the Fund's Web site, www.astonfunds.com, on or about the twentieth day after the month-end. Portfolio holdings information is made available to investors and to intermediaries selling fund shares only after its public disclosure.

     The Trust's policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holdings information (including portfolio characteristics information, such as sector and portfolio allocations) to be shared with the Fund's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, the Fund's Custodian, pricing services, fund accountants, Investment Adviser, Subadviser, Administrator, Subadministrator, independent public accountants, attorneys, officers and Trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Fund or their duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of a borrowing facility, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund's best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer or Chief Executive Officer of the Trust or the applicable service provider approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Web site.

     Disclosure of the Fund's portfolio holdings information as an exception to the Trust's policies and procedures must be approved by the Chief Compliance Officer or Chief Executive Officer of the Trust. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust's policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

     The Fund discloses its portfolio holdings to the extent required by law.

                             DESCRIPTION OF SHARES

     The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Class I shares are one of two classes of shares currently issued by the Fund. The other class is Class N and is discussed in a separate prospectus and statement of additional information dated [_______, 2006] as amended from time to time. Neither class is subject to an initial sales charge or a contingent deferred sales charge. Class N shares are subject to a 0.25% Rule 12b-1 fee. Since each class has different expenses, performance will vary. Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights except that Class I shares have no rights with respect to the Fund's distribution plan. All shares issued are fully paid and non-assessable, and shareholders have not preemptive or other right to subscribe to any additional shares and no conversion rights. Information about Class I shares is available by calling (800) 992-8151.

MINIMUM INITIAL INVESTMENTS

     There is a $1 million minimum initial investment and no minimum subsequent investment in the Fund. For purposes of the investment minimum, the balances of Fund accounts of clients of a financial consultant may be aggregated in determining whether the minimum investment has been met. The aggregation may also be applied to the accounts of immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. The Fund may waive the minimum initial investment by obtaining a letter of intent, evidencing an investor's intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board of Trustees. The minimum investment is waived for Trustees of the Trust and employees of the Investment Adviser Administrator and their affiliates. There is no sales load or charge in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund also reserves the right change the initial and subsequent investment minimums.

Class I Shares are intended for accounts with balances over the minimum initial investment. The Fund reserves the right to transfer your accounts to a different class if their balance (or aggregation of balances) consistently falls below the minimum initial investment.

ANTI-MONEY LAUNDERING LAWS

     The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

CUSTOMER IDENTIFICATION PROGRAM

     Federal law requires the Fund to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifiying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or
(b) to refuse an investment in Aston Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

VOTING RIGHTS

     Each issued and outstanding full and fractional share of the Fund is entitled to one full and fractional vote. Shares of the Fund participate equally in regard to dividends, distributions and liquidations with respect to the Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. On any matter submitted to a vote of shareholders, shares of the Fund will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one fund, in which case the shareholders of all such funds shall be entitled to vote thereon.

SHAREHOLDER MEETINGS

     The Board of Trustees of the Trust does not intend to hold annual meetings of shareholders of the Fund. The Board of Trustees has undertaken to the SEC, however, that it will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT

     Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may only be enforced against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations.

EXPENSES

     Expenses attributable to the Trust, but not to a particular fund, will be allocated to each fund on the basis of relative net assets. Similarly, expenses attributable to a particular fund, but not to a particular class thereof, will be allocated to each class on the basis of relative net assets. General Trust expenses may include but are not limited to: insurance premiums, Trustee fees, expenses of maintaining the Trust's legal existence and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees, brokerage commissions, registration of Fund shares with the SEC, notification fees to the various state securities commissions, printing and postage expenses related to preparing and distributing required documents such as shareholder reports, prospectuses and proxy statements to current shareholders, fees of the Fund's Custodian, Administrator, Subadministrator and Transfer Agent or other "service providers," costs of obtaining quotations of portfolio securities and pricing of Fund shares.

     Notwithstanding the foregoing, the Investment Adviser, the Subadviser or other service providers may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

                                 NET ASSET VALUE

     The net asset value per share of the Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading, typically 4:00 p.m. Eastern time. The NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of the Fund listed or traded on a national securities exchange or reported on the NASDAQ National Market System are valued at the last sale price or NASDAQ Official Closing Price, when appropriate. If no last sale price or NASDAQ Official Closing Price, when appropriate, is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available or are deemed unreliable, securities and other assets are valued at fair value as determined by the Investment Adviser in accordance with guidelines adopted by the Board of Trustees.

     Bonds are valued through prices obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

     Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Investment Advisers and Subadviser in accordance with guidelines adopted by the Board of Trustees. Under the fair valuation procedures adopted by the Board of Trustees, the Fund may rely primarily on the services of a third party pricing service to determine fair value prices for foreign securities if certain material events occur. The Board of Trustees receives a report of any actions taken under the Fund's fair valuation procedures.

                              REDEMPTIONS-IN-KIND

     Larger redemptions may be detrimental to the Fund's existing shareholders. While the Fund intends to pay all sales proceeds in cash, the Trust, on behalf of the Fund, reserves the right to honor any request for redemption in excess of $250,000 during any 90-day period by making payment in whole or in part in the form of certain securities of the Fund chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. This is called a "redemption-in-kind." A shareholder may need to pay certain sales charges related to a redemption-in-kind, such as brokerage commissions, when the securities are sold.

                                   DIVIDENDS

     Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the exdividend date (the "ex-dividend date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to federal income taxes.

     Dividends paid by Fund with more than one class of shares are calculated in the same manner and at the same time for each class. Each class of shares of the Fund share proportionately in the investment income and general expenses of the Fund, except that per share dividends for each class will differ as a result of class-specific expenses.

                              FEDERAL INCOME TAXES

     The Fund intends to qualify or to continue to qualify each year as a regulated investment company ("RIC") under the Code.

     In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in qualified publicly traded partnerships, (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or securities of one or more qualified publicly traded limited partnerships.

     To the extent that the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions are declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.

     When the Fund writes a call or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's accounts as an asset and as an equivalent liability.

     In writing a call option, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     The premium paid by the Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

     The amount of any realized gain or loss on closing out options on certain stock indices will result in a realized gain or loss for federal income tax purposes. Such options held by the Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain options, futures contracts and options on futures contracts utilized by the Funds are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

     The Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer the Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when they acquire any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

     Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any long-term capital loss), other than "qualified dividend income," if any, will be taxable to shareholders as ordinary income. Distributions of "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by the Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum rate of 15%, without regard to how long a shareholder has held shares of the Fund. The 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2008 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends paid by the Fund may qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Fund are not eligible for the dividends received deduction when distributed to the Fund's shareholders.

     To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by the Fund's shareholder to be treated as qualified dividend income, the Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for fewer than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception market in the United States) or (b) treated as a passive foreign investment company.

     The Fund will notify its shareholders each year of the amount and type of dividends and distributions.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFIC")

     If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

     Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     Rather than being taxed on the PFIC income as discussed above, the Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in some circumstances, the Fund generally would be required to include its share of the PFIC's income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not invest in PFIC shares.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN TAXATION

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. These same holding period rules generally apply at the Fund level; thus the Fund that makes an election to pass through any foreign tax amounts must also hold the stock in such foreign corporations for such specified periods. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

OTHER TAXES

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty). Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by the Fund to non-U.S. investors. Effective for taxable years of the Fund beginning before January 1, 2008, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

                             PERFORMANCE INFORMATION

     From time to time, the Trust may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Trust may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund. In addition, the Trust may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

     From time to time, the yield and total return of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

                              FINANCIAL STATEMENTS

     Because the Funds' Class I Shares are new and do not have an operating history, no financial information is available. When an operating history is available, the information will be included in the Funds' Annual and Semi-Annual Reports and are available upon request and without charge.

                               OTHER INFORMATION

     The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI forms a part. Each such statement is qualified in all respects by such reference.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

     A Standard & Poor's Ratings Services ("S&P") commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch Ratings ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments, which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by S&P for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

MUNICIPAL NOTE RATINGS

     A S&P note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/ "VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/ "VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/ "VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B

                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Aston Funds
Aston Asset Management, LLC
River Road Asset Management, LLC

[TO BE ADDED BY AMENDMENT]

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

      (a)   (1)   Trust Instrument dated September 10, 1993 is incorporated
                  herein by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed on April 16, 1996.

            (2) State of Delaware Certificate of Amendment to Certificate of Trust dated February 25, 1998 is incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

            (3) State of Delaware Certificate of Amendment to Certificate of Trust dated September 10, 2001 is incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

      (b)   (1)   By-Laws are incorporated by reference to Exhibit No. 2 of
                  Post-Effective Amendment No. 7 to the Registration Statement filed on February 22, 1996.

            (2) Amendment to By-Laws dated March 18, 1999 is incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

            (3) Amendment to By-Laws dated December 18, 2003 is incorporated by reference to Exhibit (b)(3) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

      (c)   Not applicable.

      (d)   (1)   Investment Advisory Agreements for Alleghany/Montag & Caldwell
                  Balanced, Alleghany/Montag & Caldwell Growth, Alleghany/TAMRO
                  Large Cap Value, Alleghany/Veredus Aggressive Growth,
                  Alleghany/TAMRO Small Cap and Alleghany/Veredus SciTech Funds, dated February 1, 2001, are incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 30 to the
                  Registration Statement filed on June 1, 2001.

            (2) Investment Advisory Agreement dated May 11, 2001 by and between Alleghany Funds (currently known as ABN AMRO Funds) on behalf of Alleghany/Chicago Trust Growth & Income Fund and Chicago Capital Management, Inc. is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (3) Investment Advisory Agreement dated May 11, 2001 by and between Alleghany Funds (currently known as ABN AMRO Funds) on behalf of Alleghany/Chicago Trust Talon Fund and Chicago Capital Management, Inc. is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (4) Amendment No. 1 to Investment Advisory Agreement by and between ABN AMRO Funds on behalf of ABN AMRO Mid Cap Fund and ABN AMRO Asset

                  Management, Inc. is incorporated by reference to Exhibit
                  (d)(4) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

            (5) Investment Advisory Agreement dated May 11, 2001 by and between Alleghany Funds (currently known as ABN AMRO Funds) on behalf of Alleghany/Chicago Trust Balanced Fund and Chicago Capital Management, Inc. is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (6) Investment Advisory Agreement dated May 11, 2001 by and between Alleghany Funds (currently known as ABN AMRO Funds) on behalf of Alleghany/Chicago Trust Bond Fund and Chicago Capital Management, Inc. is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (7) Investment Advisory Agreement dated May 11, 2001 by and between Alleghany Funds (currently known as ABN AMRO Funds) on behalf of Alleghany/Chicago Trust Municipal Bond Fund and Chicago Capital Management, Inc. is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (8) Investment Advisory Agreement dated May 11, 2001 by and between Alleghany Funds (currently known as ABN AMRO Funds) on behalf of Alleghany/Chicago Trust Money Market Fund and Chicago Capital Management, Inc. is incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (9) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Value Fund is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (10) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Growth Fund is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (11) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Real Estate Fund is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (12) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Treasury Money Market Fund is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (13) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Government Money Market Fund is incorporated herein by reference to Exhibit (d)(18) of Post-

                  Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (14) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Money Market Fund is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (15) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (16) Investment Advisory Agreement dated September 27, 2001 between ABN AMRO Asset Management (USA) LLC and ABN AMRO Institutional Prime Money Market Fund is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (17) Investment Advisory Agreement for ABN AMRO/Veredus Select Growth Fund dated December 31, 2001 is incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 42 to the Registration Statement filed on June 17, 2002.

            (18) Investment Advisory Agreement for ABN AMRO Investment Grade Bond Fund is incorporated herein by reference to Exhibit
                  (d)(21) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

            (19) Amendment No. 1 to Investment Advisory Agreement for ABN AMRO Investment Grade Bond Fund is incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 56 to the Registration Statement filed on February 25, 2005.

            (20) Investment Advisory Agreement for ABN AMRO High Yield Bond Fund is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 50 to the Registration Statement filed on December 30, 2003.

            (21) Investment Advisory Agreement for ABN AMRO/River Road Dynamic Equity Income Fund is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 60 to the Registration Statement filed on August 18, 2005.

            (22) Investment Advisory Agreement for ABN AMRO/River Road Small Cap Value Fund is incorporated herein by reference to Exhibit
                  (d)(25) of Post-Effective Amendment No. 60 to the Registration Statement filed on August 18, 2005.

            (23) Investment Advisory Agreement for ABN AMRO Mid Cap Growth Fund is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 61 to the Registration Statement filed on August 26, 2005.

            (24) Sub-Investment Advisory Agreement for ABN AMRO Value Fund between ABN AMRO Asset Management (USA) LLC and MFS Institutional Advisors, Inc. is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

            (25) Sub-Investment Advisory Agreement between ABN AMRO Asset Management, Inc. and Optimum Investment Advisors LP, on behalf of ABN AMRO Mid Cap Fund, is incorporated by reference to Exhibit (d)(32) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.


            (26) Form of Investment Advisory Agreement between the Trust and Aston Asset Management LLC is filed herewith as Exhibit
                  (d)(26).



            (27) Form of Revised Schedule A to the Form of Investment Advisory Agreement between the Trust and Aston Asset Management LLC to be filed by amendment.



            (28) Form of Revised Schedule B to the Form of Investment Advisory Agreement between the Trust and Aston Asset Management LLC to be filed by amendment.



            (29) Form of Sub-Investment Advisory Agreement between Aston Asset Management LLC and ABN AMRO Asset Management, Inc. is filed herewith as Exhibit (d)(29).



            (30) Form of Revised Schedule A to the Form of Sub-Investment Advisory Agreement between Aston Asset Management LLC and ABN AMRO Asset Management, Inc. to be filed by amendment.



            (31) Form of Sub-Investment Advisory Agreement between Aston Asset Management LLC and Montag & Caldwell, Inc. is filed herewith as Exhibit (d)(31).



            (32) Form of Sub-Investment Advisory Agreement between Aston Asset Management LLC and TAMRO Capital Partners LLC is filed herewith as Exhibit (d)(32).



            (33) Form of Sub-Investment Advisory Agreement between Aston Asset Management LLC and Veredus Asset Management LLC is filed herewith as Exhibit (d)(33).



            (34) Form of Sub-Investment Advisory Agreement between Aston Asset Management LLC and River Road Asset Management, LLC is filed herewith as Exhibit (d)(34).



            (35) Form of Sub-Investment Advisory Agreement between Aston Asset Management LLC and MFS Institutional Advisors, Inc. is filed herewith as Exhibit (d)(35).



            (36) Form of Sub-Investment Advisory Agreement between Aston Asset Management LLC and Optimum Investment Advisors, LP is filed herewith as Exhibit (d)(36).



            (37) Form of Revised Schedule A to the Form of Sub-Investment Advisory Agreement between Aston Asset Management LLC and Optimum Investment Advisors LP to be filed by amendment.



            (38) Form of Revised Schedule B to the Form of Sub-Investment Advisory Agreement between Aston Asset Management LLC and Optimum Investment Advisors, LP to be filed by amendment.



            (39) Form of Sub-Investment Advisory Agreement between Aston Asset Management LLC and McDonnell Investment Management, LLC is filed herewith as Exhibit (d)(39).



            (40) Form of Sub-Investment Advisory Agreement between Aston Asset Management LLC and Taplin, Canida & Habacht, Inc. is filed herewith as Exhibit (d)(40).


      (e)   (1)   Distribution Agreement between ABN AMRO Funds and ABN AMRO
                  Distribution Services (USA), Inc. is incorporated herein by reference to Exhibit(e)(1) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (2) Amended Schedule A to the Distribution Agreement between ABN AMRO Funds and ABN AMRO Distribution Services (USA), Inc. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (3) Amendment No. 1 to Distribution Services Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

            (4) Amendment No. 2 to Distribution Services Agreement is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

            (5) Amendment No. 3 to Distribution Services Agreement is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

            (6) Revised Schedule A to the Distribution Agreement is incorporated by reference to Exhibit (e)(6) of Post-Effective Amendment No. 60 to the Registration Statement filed on August 18, 2005.

            (7) Revised Schedule A to the Distribution Agreement is incorporated by reference to Exhibit (e)(7) of Post-Effective Amendment No. 60 to the Registration Statement filed on August 18, 2005.

            (8) Form of Selling/Services Agreement for ABN AMRO Funds is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 66 to the Registration Statement filed on June 29, 2006.

      (f)   Not applicable.

      (g)   (1)   Custodian Services Agreement dated May 5, 2003 by and between
                  PFPC Trust Company and ABN AMRO Funds is incorporated by reference to Exhibit (g)(9) of Post-Effective Amendment No. 49 as filed on June 30, 2003.

            (2) Amendment to the Custodian Services Agreement is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.

            (3) Revised Exhibit A to the Custodian Services Agreement is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 60 to the Registration Statement filed on August 18, 2005.

      (h)   (1)   Transfer Agency Services Agreement between Alleghany Funds
                  (currently known as ABN AMRO Funds) and PFPC, Inc., dated
                  April 1, 2000, is incorporated herein by reference to Exhibit
                  (h)(1) of Post-Effective Amendment No. 22 to the Registration
                  Statement as filed on June 30, 2000.

            (2) Amendment No. 1 to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

            (3) Amendment No. 2 to the Transfer Agency Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed on March 1, 2001.

            (4) Amendment No. 3 to the Transfer Agency Services Agreement is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

            (5) Amendment No. 4 to the Transfer Agency Services Agreement is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

            (6) Amendment No. 5 to the Transfer Agency Services Agreement is incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

            (7) Amendment No. 6 to the Transfer Agency Services Agreement is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

            (8) Revised Exhibit A to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

            (9) Compliance Support Services Amendment to Transfer Agency Services Agreement is incorporated herein by reference as Exhibit (h)(9) of Post-Effective Amendment No. 55 to the Registration Statement filed on December 29, 2004.

            (10) Anti-Money Laundering and Privacy Amendment to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(9) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

            (11) Customer Identification Services Amendment to Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

            (12) Amendment to the Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(12) to Post-Effective Amendment No. 58 to the Registration Statement as filed on June 23, 2005.

            (13) Revised Exhibit A to the Transfer Agency Services Agreement is incorporated by reference to Exhibit (h)(13) of Post-Effective Amendment No. 60 to the Registration Statement filed on August 18, 2005.

            (14) Form of Amendment to the Transfer Agency Services Agreement is incorporated by reference to Exhibit (h)(14) of Post-Effective Amendment No. 66 to the Registration Statement filed on June 29, 2006.

            (15) Administration Agreement between Alleghany Funds (currently known as ABN AMRO Funds) and Alleghany Investment Services, Inc. dated June 7, 1999, is incorporated herein by reference to Exhibit (h) of Post-Effective Amendment No. 17 to the Registration Statement as filed on June 28, 1999.

            (16) Amendment No. 1 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

            (17) Amendment No. 2 to the Administration Agreement is incorporated herein by reference to Exhibit (h) of Post Effective amendment No. 24 to the Registration Statement as filed on December 29, 2000.

            (18) Amendment No. 3 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (19) Amendment No. 4 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (20) Amendment No. 5 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

            (21) Amendment No. 6 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(14) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

            (22) Amendment No. 7 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2003.

            (23) Amendment No. 8 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(19) of Post-Effective Amendment No. 50 to the Registration Statement filed on December 30, 2003.

            (24) Amendment No. 9 to the Administration Agreement is incorporated by reference to Exhibit (h)(20) to Post-Effective Amendment No. 51 to the Registration Statement as filed on February 27, 2004.

            (25) Amendment No. 10 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(24) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.

            (26) Revised Schedule "C" to the Administration Agreement is incorporated by reference to Exhibit (h)(25) of Post-Effective Amendment No. 60 to the Registration Statement filed on August 18, 2005.

            (27) Sub-Administration and Accounting Services Agreement between Alleghany Investment Services Inc. and PFPC Inc., dated April 1, 2000, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

            (28) Amendment No. 1 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 22 to the Registration Statement as filed on June 30, 2000.

            (29) Amendment No. 2 to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed on March 1, 2001.

            (30) Amendment No. 3 to the Sub-Administration and Accounting Services Agreement is incorporated by reference to Exhibit
                  (h)(24) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

            (31) Amendment No. 4 to the Sub-Administration and Accounting Services Agreement is incorporated by reference to Exhibit
                  (h)(25) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

            (32) Amendment No. 5 to the Sub-Administration and Accounting Services Agreement is incorporated by reference to Exhibit
                  (h)(26) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

            (33) Amendment No. 6 to the Sub-Administration and Accounting Services Agreement is incorporated by reference to Exhibit
                  (h)(27) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

            (34) Revised Exhibit A to the Sub-Administration and Accounting Services Agreement is incorporated by reference to Exhibit
                  (h)(28) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

            (35) Amendment to Sub-Administration and Accounting Services Agreement is incorporated by reference to Exhibit (h)(29) to Post-Effective Amendment No. 56 to the Registration Statement as filed on February 25, 2005.

            (36) Amendment to the Sub-Administration and Accounting Services Agreement is incorporated herein by reference to Exhibit
                  (h)(35) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.

            (37) Revised Exhibit A to the Sub-Administration and Accounting Services Agreement is incorporated by reference to Exhibit
                  (h)(36) of Post-Effective Amendment No. 60 to the Registration Statement filed on August 18, 2005.

      (i) Opinion of Vedder, Price, Kaufman & Kammholz, P.C. to be filed by amendment.

      (j)   Consent of Ernst & Young LLP to be filed by amendment.

      (k)   Not applicable.

      (l)   Not applicable.

      (m)   (1)   Distribution and Services Plan pursuant to Rule 12b-1 is
                  incorporated by reference to Exhibit (m)(1) to Post-Effective
                  Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

            (2) Amended Schedule A to Distribution and Services Plan pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit
                  (m)(2) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (3) Distribution and Services Plan dated June 21, 2001, and amended December 20, 2001 and March 21, 2002, pursuant to Rule 12b-1 is incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 43 to the Registration Statement filed on July 3, 2002.

            (4) Schedule A to Distribution and Services Plan pursuant to Rule 12b-1 dated June 21, 2001, as amended December 20, 2001, March 21, 2002, December 19, 2002, February 17, 2003, December 18,
                  2003, December 16, 2004 and June 16, 2005 is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.

            (5) Distribution and Services Plan dated June 20, 2002, pursuant to Rule 12b-1 is incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 43 to the Registration Statement filed on July 3, 2002.

            (6) Amended and Restated Distribution and Services Plan pursuant to Rule 12b-1 is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

            (7) Shareholder Servicing Agent Agreement for Class S and Class YS Shares is incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

            (8) Shareholder Service Plan for Class S and Class YS Shares is incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

            (9) Amended and Restated Shareholder Service Plan ABN AMRO Funds Class S, Class C and Class YS Shares is incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 43 to the Registration Statement filed on July 3, 2002.

            (10) Shareholder Servicing Agent Agreement ABN AMRO Funds Class S, Class C and Class YS Shares is incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 43 to the Registration Statement filed on July 3, 2002.

            (11) Amended and Restated Distribution and Plan pursuant to Rule 12b-1 is incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 45 to the Registration Statement filed on October 28, 2002.

      (n)   (1)   18f-3 plan is incorporated by reference to Exhibit (n) to
                  Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

            (2) Amended Schedule A to 18f-3 Plan is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (3) Amended Schedule A to 18f-3 Plan is incorporated by reference to Exhibit (n)(3) of Post-Effective Amendment No. 43 to the Registration Statement filed on July 3, 2002.

            (4) Amended Multiple Class Plan Pursuant to Rule 18f-3 is incorporated by reference to Exhibit (n)(4) of Post-Effective Amendment No. 43 to the Registration Statement filed on July 3, 2002.

            (5) Amended Multiple Class Plan pursuant to Rule 18f-3 is incorporated by reference to Exhibit (n)(5) of Post-Effective Amendment No. 45 to the Registration Statement filed on October 28, 2002.

            (6) Amended Schedule A to 18f-3 Plan is incorporated by reference to Exhibit (n)(6) of Post-Effective Amendment No. 48 to the Registration Statement filed on April 11, 2003.

            (7) Amended Schedule A to 18f-3 Plan is incorporated by reference to Exhibit (n)(7) to Post-Effective Amendment No. 54 to the Registration Statement as filed on October 22, 2004.

            (8) Amended Schedule A to 18f-3 Plan is incorporated herein by reference to Exhibit (n)(8) to Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.

            (9) Amended Schedule A to 18f-3 Plan is incorporated herein by reference to Exhibit (n)(9) to Post-Effective Amendment No. 65 to the Registration Statement filed on April 28, 2006.


            (10)  Amended Schedule A to 18f-3 Plan is filed herewith as Exhibit
                  (n)(10).


      (o)   (1)   Power of Attorney dated December 15, 2005 is incorporated
                  herein by reference to Exhibit (o)(1) to Post-Effective
                  Amendment No. 63 to the Registration Statement filed on
                  December 30, 2005.

      (p)   (1)   Code of Ethics of Veredus Asset Management LLC is incorporated herein by reference to Exhibit (p)(1) to Post-Effective
                  Amendment No. 58 to the Registration Statement filed on June
                  23, 2005.

            (2) Amended Code of Ethics of ABN AMRO Funds is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.

            (3) Codes of Ethics of ABN AMRO Asset Management (USA) LLC, TAMRO Capital Partners LLC, Chicago Capital Management, Inc., The Chicago Trust Company and ABN AMRO Investment Fund Services, Inc. are incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (4) Codes of Ethics of ABN AMRO Global Asset Management Directorate, ABN AMRO Global Asset Management Directorate - Netherlands and ABN AMRO Asset Management S.A. (Brazil) are incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 36 to the Registration Statement filed on December 28, 2001.

            (5) MFS Investment Management Code of Ethics is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.

            (6) Code of Ethics and Standards of Practice of Montag & Caldwell, Inc. is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.

            (7) Amended Code of Ethics of ABN AMRO Asset Management (The Netherlands) is incorporated herein by reference to Exhibit
                  (p)(9) of Post-Effective Amendment No. 48 to the Registration Statement filed on April 11, 2003.

            (8) Amended Code of Ethics of ABN AMRO Asset Management, Inc., ABN AMRO Asset Management (USA) LLC, ABN AMRO Investment Trust Company, TAMRO Capital Partners LLC and ABN AMRO Investment Fund Services Inc. is incorporated herein by reference to Exhibit (p)(8) to Post-Effective Amendment No. 63 to the Registration Statement filed on December 30, 2005.

            (9) Amended Code of Ethics of Optimum Investment Advisors is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 55 to the Registration Statement filed on December 29, 2004.

            (10) Code of Ethics of River Road Asset Management, LLC is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 58 to the Registration Statement filed on June 23, 2005.


            (11) Code of Ethics of Aston Asset Management LLC is filed herewith as Exhibit (p)(11).


            (12) Code of Ethics of McDonnell Investment Management, LLC to be filed by amendment.


            (13) Code of Ethics of Taplin, Canida & Habacht, Inc. is filed herewith as Exhibit (p)(13).


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      None.

ITEM 25. INDEMNIFICATION.

      Section 10.2 of the Registrant's Trust Instrument provides as follows:

      10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

      The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

      Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

      Section 10.3 of the Registrant's Trust Instrument, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:

      10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

In addition, the Registrant currently has a trustees' and officers' liability policy covering certain types of errors and omissions.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF ADVISERS AND SUB-ADVISERS.

A.    ASTON ASSET MANAGEMENT LLC

      Aston Asset Management LLC ("Aston") is a registered investment adviser providing investment management services to the Registrant.

      The directors and officers of Aston are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

      The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of Aston during the past two years is incorporated by reference to Form ADV filed by Aston pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-66837).

            NAME                               PRINCIPAL OCCUPATION
            ----                               --------------------
Stuart D. Bilton                     Chairman and Chief Executive Officer

Kenneth C. Anderson                  President

Gerald F. Dillenburg                 Chief Financial Officer and Chief Compliance Officer

Michael Mayhew                       Managing Director

B.    ABN AMRO ASSET MANAGEMENT, INC.

      ABN AMRO Asset Management, Inc. ("AAAM, Inc.") is a member of the ABN AMRO group of companies and is a registered investment adviser providing investment management services to the Registrant.

      The directors and officers of AAAM, Inc. are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

      The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of AAAM, Inc. during the past two years is incorporated by reference to Form ADV filed by AAAM, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-57498).

                         ABN AMRO ASSET MANAGEMENT, INC.

    NAME AND POSITION WITH
      INVESTMENT ADVISER                             NAME OF OTHER COMPANY                        CONNECTION WITH OTHER COMPANY
      ------------------                             ---------------------                        -----------------------------
Robert Antognoli                ABN AMRO Investment Trust Company                            Vice President
Managing Director               LaSalle Bank N.A.                                            Senior Vice President

Heather Birmingham
Vice President,
Compliance Officer

Nancy Holland                   ABN AMRO Asset Management Holdings, Inc.                     President
Interim President and CEO       ABN AMRO Investment Fund Services, Inc.                      Board Member
                                ABN AMRO Investment Trust Company                            President

Constance Christian
Assistant Vice President

Richard Drake                   ABN AMRO Investment Trust Company                            Vice President
Senior Managing Director        LaSalle Bank N.A.                                            Senior Vice President

Martin Eisenberg                ABN AMRO Asset Management Holdings, Inc.                     Vice President
Vice President                  ABN AMRO Trust Services Company                              Vice President
                                ABN AMRO Investment Fund Services, Inc.                      Vice President
                                AANAH Holding LLC                                            Treasurer & Vice President
                                AANAH Holding LLC II                                         Treasurer & Vice President
                                AANAH Holding LLC III                                        Treasurer & Vice President
                                ABN AMRO Advisory, Inc.                                      Vice President
                                ABN AMRO Associates Corp.                                    Vice President
                                ABN AMRO Capital (USA) Inc.                                  Vice President
                                ABN AMRO Capital Funding LLC I                               Vice President
                                ABN AMRO Capital Funding LLC II                              Vice President
                                ABN AMRO Clearing and Management Services, Inc.              Vice President
                                ABN AMRO Commodity Finance, Inc.                             Vice President
                                ABN AMRO Financial Services, Inc.                            Vice President
                                ABN AMRO Fund Services, Inc.                                 Vice President
                                ABN AMRO Funding Corporation                                 Vice President
                                ABN AMRO Incorporated                                        Vice President

    NAME AND POSITION WITH
      INVESTMENT ADVISER                             NAME OF OTHER COMPANY                        CONNECTION WITH OTHER COMPANY
      ------------------                             ---------------------                        -----------------------------
                                ABN AMRO Leasing, Inc.                                       Vice President
                                ABN AMRO Mezzanine Management I, Inc.                        Vice President
                                ABN AMRO Mezzanine Management II, Inc.                       Vice President
                                ABN AMRO Mortgage Brokerage Group, Inc.                      Vice President
                                ABN AMRO Mortgage Corporation                                Vice President
                                ABN AMRO Mortgage Group, Inc.                                Vice President
                                ABN AMRO North America Capital Funding LLC I                 Director, Manager and Vice President
                                ABN AMRO North America Capital Funding LLC II                Director, Manager and Vice President
                                ABN AMRO North America Capital Funding Trust I               Trustee
                                ABN AMRO North America Capital Funding Trust II              Trustee
                                ABN AMRO North America Finance, Inc.                         Vice President
                                ABN AMRO North America Holding Capital Funding LLC I         Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC II        Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC IIII      Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC IV        Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC IX        Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC V         Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC VI        Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC VII       Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC VIII      Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC X         Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC XI        Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC XII       Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC XIII      Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC XIV       Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC XIX       Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC XV        Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC XVI       Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC XVII      Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Capital Funding LLC XVIII     Director, Manager, Treasurer and VP
                                ABN AMRO North America Holding Company                       Vice President
                                ABN AMRO North America Holding Preferred Exchange LLC        Manager, Treasurer and Vice President
                                ABN AMRO North America Holding Preferred Exchange LLC II     Manager, Treasurer and Vice President
                                ABN AMRO North America Holding Preferred Exchange LLC III    Manager, Treasurer and Vice President
                                ABN AMRO North America Holding Preferred Holding LLC         Manager, Treasurer and Vice President
                                ABN AMRO North America Holding Preferred Holding LLC II      Manager, Treasurer and Vice President
                                ABN AMRO North America Holding Preferred Holding LLC III     Manager, Treasurer and Vice President
                                ABN AMRO North America Preferred Exchange LLC I              Manager
                                ABN AMRO North America Preferred Exchange LLC II             Manager
                                AANA Preferred Funding Trust I                               Trustee
                                AANA Preferred Funding Trust II                              Trustee
                                ABN AMRO North America Preferred Holding LLC I               Manager
                                ABN AMRO North America Preferred Holding LLC II              Manager
                                ABN AMRO North America, Inc.                                 Group Senior Vice President
                                ABN AMRO Preferred Capital Trust I                           Vice President
                                ABN AMRO CCC Private Equity Investments, Inc.                Vice President
                                ABN AMRO Retail Group LLC                                    Vice President
                                ABN AMRO Services Company, Inc.                              Vice President
                                ABN AMRO Investment Trust Company                            Vice President
                                ABN AMRO WCS Holding Company                                 Vice President
                                ABN AMRO Wholesale Holding, Inc.                             Vice President
                                Cairo Procurement Services LLC                               Manager and Vice President
                                Chicago Capital Management, Inc.                             Vice President
                                CNBC Development Corporation                                 Vice President
                                CNBC Leasing Corporation                                     Vice President
                                DBI Holdings, Inc.                                           Vice President
                                ENB Realty Company, Inc.                                     Vice President
                                Eureka Service Corporation                                   Vice President
                                Lakeside Drive LLC                                           Vice President
                                LaSalle Bank National Association                            Vice President
                                LaSalle Business Credit, Inc.                                Vice President
                                LaSalle Community Development Corporation                    Vice President
                                LaSalle Distributors, Inc.                                   Vice President
                                LaSalle Funding L.L.C.                                       Vice President
                                LaSalle National Leasing Corporation                         Vice President
                                LaSalle Street Capital, Inc.                                 Vice President
                                LaSalle Trade Services Corporation                           Vice President

    NAME AND POSITION WITH
      INVESTMENT ADVISER                             NAME OF OTHER COMPANY                        CONNECTION WITH OTHER COMPANY
      ------------------                             ---------------------                        -----------------------------
                                LaSalle Trade Services Limited                               Vice President
                                Lease Plan Illinois, Inc.                                    Vice President
                                Lease Plan North America, Inc.                               Vice President
                                Netherlands Trading Society East, Inc.                       Vice President
                                Portal Funds, Inc.                                           Vice President
                                Rob-Wal Investment Co.                                       Vice President
                                Stan Fed Proprietary Investment Company I                    Vice President
                                Stan Fed Proprietary Investment Company II                   Vice President
                                Standard Federal Bank Community Development Corporation      Vice President
                                Standard Federal Bank National Association                   Vice President
                                Standard Federal International LLC                           Vice President
                                Standard Financial Corporation                               Vice President
                                Sutton Park LLC                                              Vice President

Peter Fasone
Vice President

John Finley                     LaSalle Bank N.A.                                            Vice President
Vice President

William Finley                  ABN AMRO Investment Trust Company                            Vice President
Senior Managing Director        LaSalle Bank N.A.                                             Group Senior Vice President

Anthony Ford
Vice President

Thomas Forsha                   ABN AMRO Investment Trust Company                            Assistant Vice President
Assistant Vice President        LaSalle Bank N.A.                                            Assistant Vice President

Michael Gasparac
Vice President

Rebecca Garces
Vice President

Steven Haldi                    LaSalle Bank N.A.                                            Vice President
Managing Director

Nancy Holland
Managing Director

Kevin Kehres                    ABN AMRO Investment Trust Company                            Vice President
Managing Director               LaSalle Bank N.A.                                            Vice President

Timothy Kelly
Assistant Vice President

Thomas Kmiotek
Vice President

Timothy Kroll
Assistant Vice President

Todd W. Larson                  LaSalle Bank N.A.                                            Assistant Vice President
Assistant Vice President

Scott Marinko
Managing Director

Bernard F. Myszkowski           ABN AMRO Investment Trust Company                            Chief Equity Officer
Executive Vice President
and Managing Director

    NAME AND POSITION WITH
      INVESTMENT ADVISER                             NAME OF OTHER COMPANY                        CONNECTION WITH OTHER COMPANY
      ------------------                             ---------------------                        -----------------------------
Seymour A. Newman               ABN AMRO Asset Management Holdings, Inc.                     EVP, CFO, Treasurer and Secretary
Director, EVP, CFO,             ABN AMRO Investment Fund Services, Inc.                      Director, EVP, CFO, Treasurer and
Treasurer and Secretary                                                                      Secretary
                                ABN AMRO Investment Trust Company                            EVP, CFO, Director and Secretary
                                TAMRO Capital Partners LLC                                   EVP, CFO, Treasurer and Secretary
Joseph Pavnica
Assistant Vice President

Simon Reeves                    LaSalle Bank N.A.                                            Vice President
Managing Director

Robert Romanik
Investment Officer

Marcia Roth
Assistant Vice President

George Rudawski
Investment Officer

Randall Rynearson
Vice President

Timothy Scanlan                 ABN AMRO Investment Trust Company                            Vice President
Vice President                  ABN AMRO Distribution Services (USA) Inc.                    Registered Representative

Fred Senft Jr.
Managing Director

Timothy Sheehan                 LaSalle Bank N.A.                                            Officer
Officer

Steven Sherman
Assistant Vice President

Kevin Silverman
Vice President

Steven Smart-O'Connor
Vice President

Gregg Smolenski                 ABN AMRO Distribution Services (USA) Inc.                    Registered Representative
Senior Vice President

Carla V. Straeten
Director, Executive Vice
President and Director
of Marketing/Client
Service

Edward Thommes                  ABN AMRO Asset Management Holdings, Inc.                     Vice President
Vice President

Charles Ullerich
Vice President

Kristine Victory
Assistant Vice President

Ann Weis                        ABN AMRO Asset Management Holdings, Inc.                     Vice President, Assistant Secretary
Assistant Secretary             ABN AMRO Investment Fund Services, Inc.                      Assistant Secretary
                                ABN AMRO Investment Trust Company                            Assistant Secretary
                                TAMRO Capital Partners LLC                                   Assistant Secretary

    NAME AND POSITION WITH
      INVESTMENT ADVISER                             NAME OF OTHER COMPANY                        CONNECTION WITH OTHER COMPANY
      ------------------                             ---------------------                        -----------------------------
Paul Wojtyla                    ABN AMRO Investment Trust Company                            Assistant Vice President
Assistant Vice President        TAMRO Capital Partners LLC                                   Assistant Vice President
                                LaSalle Bank N.A.                                            Assistant Vice President
                                ABN AMRO Distribution Services (USA) Inc.                    Registered Representative

Todd J. Youngberg, CFA
Managing Director

C.    MONTAG & CALDWELL, INC.

      Montag & Caldwell, Inc. ("Montag & Caldwell") is a registered investment adviser providing investment management services to the Registrant. Montag & Caldwell is a member of the ABN AMRO group of companies.

      Montag & Caldwell's sole business is managing assets primarily for employee benefit, endowment, charitable, and other institutional clients, as well as high net worth individuals. Montag & Caldwell is a registered investment adviser providing investment management services to the Registrant.

      The directors and officers of Montag & Caldwell are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

      The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Montag & Caldwell during the past two years is incorporated by reference to Form ADV filed by Montag & Caldwell pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15398).

            NAME                              TITLE/POSITION
            ----                              --------------
Sandra M. Barker                    Vice President
Janet B. Bunch                      Executive Vice President
Debra Bunde Reams                   Vice President
Ronald E. Canakaris                 Chairman, President, Chief Investment Officer
Carol K. Burns                      Vice President
Jane R. Davenport                   Vice President
James L. Deming                     Vice President
Helen M. Donahue                    Vice President
Marcia C. Dubs                      Vice President
Katherine E. Ryan                   Assistant Vice President
Dean C. Christians                  Assistant Vice President
Kurt T. Momad                       Vice President
George Northrop                     Vice President
Mark C. Hayes                       Vice President
Lana M. Jordan                      Senior Vice President
Andrew W. Jung                      Vice President
Rebecca M. Keister                  Executive Vice President, Secretary, CEO
William E. Long III                 Vice President
Charles E. Markwalter               Vice President
Grover C. Maxwell III               Executive Vice President
Michael A. Nadal                    Vice President
Solon P. Patterson                  Director
Carla T. Phillips                   Vice President
Brian W. Stahl                      Vice President, Treasurer, Assistant Secretary
M. Scott Thompson                   Vice President

Debbie J. Thomas                    Vice President
David L. Watson                     Vice President
William A. Vogel                    Executive Vice President, CEO
John S. Whitney, III                Vice President
Brion D. Friedman                   Vice President
Charles J. Hagood                   Vice President
Martin L. Eisenberg                 Vice President
James M. Francis, IV                Assistant Vice President
Huibert Boumeester                  Director
Albert P. Schouws                   Director
Sarah Russell                       Director

D.    VEREDUS ASSET MANAGEMENT LLC

      Veredus Asset Management LLC ("Veredus") is a registered investment adviser providing investment management services to the Registrant. Veredus is a member of the ABN AMRO group of companies.

      The directors and officers of Veredus are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

      The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of Veredus during the past two years is incorporated by reference to Form ADV filed by Veredus pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-55565).

            NAME                        TITLE/POSITION
            ----                        --------------
Kenneth C. Anderson             Director                                      ABN AMRO Funds, President and Chief
                                                                              Executive Officer; ABN AMRO Investment
                                                                              Fund Services, Inc., President and Chief
                                                                              Executive Officer

Stuart D. Bilton                Director                                      Vice Chairman, ABN AMRO Asset Holdings,
                                                                              Inc.; Chairman and Director, ABN AMRO
                                                                              Funds; Director, Veredus Asset Management;
                                                                              Director, River Road Asset Management LLC;
                                                                              Director, Baldwin & Lyons Chief Executive
                                                                              Officer, Blairlogie International LLC;
                                                                              Trustee, Alleghany Foundation; Manager,
                                                                              TAMRO Capital Partners LLC
James R. Jenkins                Director, Vice President and Chief
                                Compliance and Operating Officer.

Charles P. McCurdy, Jr.         Director; Executive Vice President and        Vice President, Portfolio Manager
                                Portfolio Manager Charles F. Mercer, Jr.

John S. Poole                   Vice President of Business Development

B. Anthony Weber                Director, President and Chief Investment
                                Officer

Michael Johnson                 Director of Research

E.    TAMRO CAPITAL PARTNERS LLC

      TAMRO Capital Partners, LLC ("TAMRO") is a registered investment adviser providing investment management services to the Registrant. TAMRO is a subsidiary of ABN AMRO North America Newco, Inc.

      The directors and officers of TAMRO are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

      The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of TAMRO during the past two years is incorporated by reference to Form ADV filed by TAMRO pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-58056).

           NAME                     TITLE/POSITION
           ----                     --------------
Philip D. Tasho             President and Chief Investment
                            Officer

Kathleen B. Neumann         Chief Operating Officer

Danna Maller Rocque         Director of Marketing

Stuart Bilton               Director                            ABN AMRO Asset Management, Inc., Director
                                                                ABN AMRO Bank N.V., Managing Director
                                                                ABN AMRO Asset Management Holdings, Inc., Chairman
                                                                ABN AMRO Trust Services Company, Director
                                                                ABN AMRO Investment Fund Services, Inc., Manager of the Board of
                                                                Managers
                                                                Veredus Asset Management LLC, Manager of the Board of Managers
                                                                Baldwin and Lyons, Inc., Director
                                                                UICI, Inc., Director
                                                                River Road Asset Management, Member of the Board of Managers

Seymour Newman              Director                            ABN AMRO Asset Management, Inc., Director, EVP, CFO Treasurer and
                                                                Secretary
                                                                ABN AMRO Asset Management Holdings, Inc., EVP, CFO, Treasurer and
                                                                Secretary
                                                                ABN AMRO Investment Fund Services, Inc., Director, EVP, CFO,
                                                                Treasurer and Secretary
                                                                ABN AMRO Trust Services Company, EVP, CFO, Director and Secretary

Kenneth C. Anderson         Director                            ABN AMRO Asset Management, Inc., Executive Vice President and
                                                                Managing Director
                                                                ABN AMRO Funds, President and Chief Executive Officer
                                                                ABN AMRO Investment Fund Services, Inc., President and Chief
                                                                Executive Officer

Elwood Weilage              Chief Compliance Officer and        ABN AMRO Asset Management, CCO, Senior Vice President and Director
                            Director of Compliance              River Road Asset Management, LLC, Member of the Board of Managers

F.    OPTIMUM INVESTMENT ADVISORS LP

      Optimum Investment Advisors LP ("Optimum") is a registered investment adviser providing investment management services to the Registrant.

      The directors and officers of Optimum are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

      The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of Optimum during the past two years is incorporated by reference to Form ADV filed by Optimum pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-35773).

                 NAME                    TITLE/POSITION WITH ADVISER
                 ----                    ---------------------------
Andrew Jackson Goodwin III           Chairman, Treasurer and Director

Henry Steel Bokhof, Jr.              Vice Chairman, Secretary & Director

Keith Francis Pirsoneault            President and Director

Thyra E Zerhusen                     Managing Director, Portfolio Manager

G.    MFS INSTITUTIONAL ADVISORS, INC.

      MFS Institutional Advisors ("MFS") is a registered investment adviser providing investment management services to the Registrant.

      The directors and officers of MFS are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

            NAME                        TITLE/POSITION
            ----                        --------------
Robert J. Manning              Director, Chairman of the Board and
                               Chief Investment Officer

Carol W. Geremia               President

Martin Beaulieu                Director

Jeremy Kream                   Secretary

Paul T. Kirwan                 Treasurer

Mitchell C. Freestone          Assistant Secretary

Brian T. Hourihan              Assistant Secretary

Thomas B. Hastings             Assistant Treasurer

John F. O'Connor               Senior Vice President

David J. Picher                Senior Vice President

Ethan D. Corey                 Assistant Secretary

Mark D. Kaplan                 Assistant Secretary

Suzanne Michaud                Assistant Secretary

Timothy F. Tierney             Tax Officer

Maria F. Dwyer                 Executive Vice President and Chief
                               Regulatory Officer

Michael H. Whitaker            Senior Vice President and Chief
                               Compliance Officer

H.    RIVER ROAD ASSET MANAGEMENT, LLC

      River Road Asset Management, LLC ("River Road") is an investment adviser providing investment management services to the Registrant.

      The directors and officers of River Road and any other business, profession, vocation or employment of a substantial nature that each director or officer has been engaged within the last two fiscal years is set forth below.

     NAME AND POSITION WITH INVESTMENT
                  ADVISER                                 NAME OF OTHER COMPANY                  CONNECTION WITH OTHER COMPANY
                  -------                                 ---------------------                  -----------------------------
James C. Shircliff                            Commonwealth SMC (SMC Capital, Inc.)        Executive Vice President, Portfolio
Chief Executive Officer and Member  of the                                                Manager and Director of Research from 1997
Board of Managers                                                                         to 2005

R. Andrew Beck                                Commonwealth SMC (SMC Capital, Inc.)        Senior Vice President, Portfolio Manager
President                                                                                 and Director of Business Development from
Member of the Board of  Managers                                                          1999 to 2005

Henry W. Sanders                              Commonwealth SMC                            Senior Vice President and Portfolio
Senior Portfolio Manager                                                                  Manager from 2002 to 2005
Member of the Board of Managers

Thomas D. Mueller                             Citizens Security Life Insurance            Senior Vice President from 2003 to 2005
Chief Operations Officer and
Chief Director of Compliance

                                              Commonwealth SMC (SMC Capital, Inc.)        Senior Vice President, Manager of
                                                                                          Operations from 1999 to 2003

Stuart Bilton                                 ABN AMRO Asset Management, Inc.             Director
Member of the Board of Managers               ABN AMRO Bank N.V.                          Managing Director
                                              ABN AMRO Asset Management Holdings, Inc.    Chairman
                                              ABN AMRO Trust Services Company             Director
                                              ABN AMRO Investment Fund Services, Inc.     Manager of the Board of Managers
                                              Veredus Asset Management LLC                Manager of the Board of Managers
                                              Baldwin and Lyons, Inc.                     Director
                                              UICI, Inc.                                  Director
                                              TAMRO Capital Partners LLC                  Manager of the Board of Managers

Elwood Weilage                                ABN AMRO Asset Management                   CCO, Senior Vice President and Director
Member of the Board of Managers               TAMRO Capital Partners, LLC                 Chief Compliance Officer and Director of
                                                                                          Compliance

I.    MCDONNELL INVESTMENT MANAGEMENT, LLC

      McDonnell Investment Management, LLC ("McDonnell") is a registered investment adviser providing investment management services to the Registrant.

      The directors and officers of McDonnell are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

      The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of McDonnell during the past two years is incorporated by reference to Form ADV filed by McDonnell pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-60399).

              NAME                         PRINCIPAL OCCUPATION
              ----                         --------------------
Dennis J. McDonnell               Chairman and Executive Managing Director, McDonnell

Edward A. Treichel                President and CEO, McDonnell

John M. McCareins                 Executive Managing Director and Chief Marketing
                                  Officer, McDonnell

Michael P. Kamradt                Executive Managing Director and Chief Investment
                                  Officer, McDonnell

James J. Boyne                    Executive Managing Director, COO and General Counsel,
                                  McDonnell

J.    TAPLIN, CANIDA & HABACHT, INC.

      Taplin, Canida & Habacht, Inc. ("Taplin") is a registered investment adviser providing investment management services to the Registrant.

      The directors and officers of Taplin are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

      The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of Taplin during the past two years is incorporated by reference to Form ADV filed by Taplin pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-24433).

              NAME                         PRINCIPAL OCCUPATION
              ----                         --------------------
Tere Alvarez Canida                President, Director and Chief Compliance Officer, Taplin

Alan Marc Habacht                  Vice President and Director, Taplin

William James Canida               Vice President, Director, Secretary and Treasurer, Taplin

Victoria Tanasescu                 Director, Taplin

ITEM 27. PRINCIPAL UNDERWRITER.

      (a) ABN AMRO Distribution Services (USA) Inc. (the "Distributor"), acts as distributor for ABN AMRO Funds pursuant to a Distribution Agreement dated September 27, 2001.

      (b) The information required by this Item 27(b) with respect to each director, officer, or partner of ABN AMRO Distributors (USA) Inc. is incorporated by reference to Schedule A of Form BD filed by ABN AMRO Distributors (USA) Inc. with the Securities and Exchange Commission pursuant to the Securities Act of 1934.

      (c)   Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      All records described in Section 31(a) of the 1940 Act and the rules promulgated thereunder, are maintained at the following locations:

ADVISERS

Aston Asset Management LLC, 161 N. Clark Street, 12th floor, Chicago, Illinois 60601

ABN AMRO Asset Management, Inc., 161 North Clark Street, Chicago, IL 60601

SUB-ADVISERS

Optimum Investment Advisors LP, 100 South Wacker Drive, Chicago, IL 60606.

MFS Institutional Advisors, 500 Boylston Street, Boston, Massachusetts 02116

Montag & Caldwell, Inc., 3455 Peachtree Road, N.E., Suite 1200 Atlanta, GA 30326

Veredus Asset Management LLC, 1 Paragon Center, 6060 Dutchmans Lane, Suite 320, Louisville, KY 40205

TAMRO Capital Partners LLC, 1660 Duke Street, Alexandria, VA 22314

River Road Asset Management, LLC, Meidinger Tower, Suite 1600, 462 South Fourth Avenue, Louisville, Kentucky 40202

McDonnell Investment Management, LLC, 1515 West 22nd Street, 11th Floor, Oak Brook, Illinois 60523

Taplin, Canida & Habacht, Inc., 1001 Brickell Bay Dr., Suite 100, Miami, FL
33131

CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA, 19153.

Sub-Administrator And Transfer, Redemption, Dividend Disbursing and Accounting Agent PFPC Inc., 4400 Computer Drive, Westborough, MA 01581

DISTRIBUTOR

ABN AMRO Distribution Services (USA), Inc., 760 Moore Road, King of Prussia, PA 19406

ITEM 29. MANAGEMENT SERVICES.

      Not Applicable.

ITEM 30. UNDERTAKINGS.

      Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, ABN AMRO Funds, has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, the State of Illinois on the 3rd day of October, 2006.


                                 ABN AMRO Funds
                                 (formerly known as Alleghany Funds)

                                 By   /s/ Kenneth C. Anderson
                                      ------------------------------------------
                                      Kenneth C. Anderson, President &
                                      Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement of ABN AMRO Funds has been signed below by the following persons in the following capacity and on the 3rd day of October, 2006.



                SIGNATURE                                CAPACITY
                ---------                                --------
Stuart D. Bilton*                                Chairman, Board of Trustees
-----------------------------------------
Stuart D. Bilton

Nathan Shapiro*                                            Trustee
-----------------------------------------
Nathan Shapiro

Gregory T. Mutz*                                           Trustee
-----------------------------------------
Gregory T. Mutz

Leonard F. Amari*                                          Trustee
-----------------------------------------
Leonard F. Amari

Robert A. Kushner*                                         Trustee
-----------------------------------------
Robert A. Kushner

Robert B. Scherer*                                         Trustee
-----------------------------------------
Robert B. Scherer

Denis Springer*                                            Trustee
-----------------------------------------
Denis Springer

/s/ Kenneth C. Anderson                                   President
-----------------------------------------     (Principal Executive Officer)
Kenneth C. Anderson

/s/ Gerald F. Dillenburg                    Secretary, Treasurer and Senior Vice         October 3, 2006
-----------------------------------------    President (Chief Financial Officer,
Gerald F. Dillenburg                          Chief Operating Officer and Chief
                                                     Compliance Officer)

/s/ Gerald F. Dillenburg                              Attorney-in-Fact                   October 3, 2006
-----------------------------------------
Gerald F. Dillenburg


----------

* Signed by Gerald F. Dillenburg pursuant to a Power of Attorney previously filed.

                                  EXHIBIT INDEX


Exhibits   Description
--------   -----------
(d)(26)    Form of Investment Advisory Agreement between the Trust and Aston
           Asset Management LLC

(d)(29)    Form of Sub-Investment Advisory Agreement between Aston Asset
           Management LLC and ABN AMRO Asset Management, Inc.

(d)(31)    Form of Sub-Investment Advisory Agreement between Aston Asset
           Management LLC and Montag & Caldwell, Inc.

(d)(32)    Form of Sub-Investment Advisory Agreement between Aston Asset
           Management LLC and TAMRO Capital Partners LLC

(d)(33)    Form of Sub-Investment Advisory Agreement between Aston Asset
           Management LLC and Veredus Asset Management LLC

(d)(34)    Form of Sub-Investment Advisory Agreement between Aston Asset
           Management LLC and River Road Asset Management, LLC

(d)(35)    Form of Sub-Investment Advisory Agreement between Aston Asset
           Management LLC and MFS Institutional Advisors, Inc.

(d)(36)    Form of Sub-Investment Advisory Agreement between Aston Asset
           Management LLC and Optimum Investment Advisors LP

(d)(39)    Form of Sub-Investment Advisory Agreement between Aston Asset
           Management LLC and McDonnell Investment Management, LLC

(d)(40)    Form of Sub-Investment Advisory Agreement between Aston Asset
           Management LLC and Taplin, Canida & Habacht, Inc.

(n)(10)    Amended Schedule A to 18f-3 Plan

(p)(11)    Code of Ethics for Aston Asset Management LLC

(p)(13)    Code of Ethics for Taplin, Canida & Habacht, Inc.